UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQUARE OPPORTUNISTIC INCOME FUND

(Exact name of registrant as specified in charter)

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205
(Address of principal executive offices) (Zip code)

Stacy Brice Chief Compliance Officer and Legal Counsel

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205

(Name and address of agent for service)

(816) 994-3200

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2024

Item 1. Report to Stockholders.

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT

JULY 31, 2024

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	12
Consolidated Schedule of Investments	13
Consolidated Statement of Assets and Liabilities	38
Consolidated Statement of Operations	39
Consolidated Statements of Changes of Net Assets	40
Consolidated Statement of Cash Flows	41
Consolidated Financial Highlights	42
Notes to Consolidated Financial Statements	43
Report of Independent Registered Public Accounting Firm	60
Supplemental Information	61
Expense Example	63

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)

2024

Fund Refresher

As a refresher, the Palmer Square Opportunistic Income Fund (“PSOIX” or the “Fund”) seeks to not only capture a high level of current income, but also long-term capital appreciation by investing with a flexible mandate to find the best relative value opportunities across corporate credit and structured credit.

Performance Summary

The Fund returned +15.82% (net of fees) for the fiscal year ending 7/31/2024. We remain confident in our positioning in CLO (Collateralized Loan Obligation) Debt, bank loans as well as high yield bonds and believe the total return outlook still remains very attractive.

Fund Performance Net of Fees as of 07/31/2024 (inception 8/29/2014)

	YTD 2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014*
PSOIX	7.88%	18.94%	-4.48%	6.66%	5.92%	7.61%	-0.47%	11.04%	12.10%	-5.32%	-0.76%

	1 Year	3 Years	5 Years	Since Inception Annualized
PSOIX	15.82%	7.56%	7.24%	5.71%

Annual Expense Ratio: Gross 2.28%/Net 2.28% with expense waivers that are in effect until December 1, 2024. See expense waiver details in Notes and Disclosures. The performance returns shown above are calculated by comparing the net asset value (NAV) on the first day of the time period to the NAV on the last day of the time period and reflect reinvested dividends and capital gains. Returns less than 1 year are not annualized. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Snapshot

Please refer to the table below for a historical portfolio snapshot.

	6/30/2023	9/30/2023	12/31/2023	3/31/2024	7/31/2024
Interest Rate Duration	0.43 yrs	0.40 yrs	0.38 yrs	0.40 yrs	0.42 yrs
Spread Duration	3.23 yrs	2.90 yrs	2.79 yrs	2.59 yrs	2.40 yrs
Credit Spread	835	707	665	544	447
Weighted Average Price	$92.0	$95.4	$96.8	$98.5	$99.5
Yield to Expected Call	12.85%	11.44%	10.24%	9.65%	8.59%
Yield to Maturity	11.81%	10.80%	9.68%	9.34%	8.40%
Current Yield	11.40%	10.73%	10.70%	10.13%	9.63%

Past performance does not guarantee future results. *Please see Notes and Disclosures for definitions.

Relative Value and Current Upside Potential

●	We believe the Fund is well positioned for potential upside going forward as high breakeven spread levels appear to currently exist. As shown in the highlighted box below, this could help serve as a cushion in a spread widening environment. If spreads would move to their average levels seen over the past 10 years, the potential value of an investment over 1-year would be positive, while a return to the 10-year tights on spreads would be even better. Also given the very high coupon and spread levels currently, there is a very high hurdle to not capture a positive return over a 1-year holding period. The 1yr Forward Breakeven column below shows the spread levels each asset class would need to hit to not earn a positive return over the next year. At a Fund level, we would need to see over 457bps (basis points or 0.01%) of widening from current levels, which would put us at worse levels than we saw during COVID-19 Pandemic.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	Most notably, we see value in CLO debt at current levels, as spreads are still wide compared to other areas of corporate credit. Investment Grade and High Yield corporate credit are hovering near all-time tights seen in 2021, and to get to tighter levels you would need to go all the way back to 2007. However, CLO debt levels are still near their longer-term averages and if they return to their tight post crisis spreads, total return potential is still attractive. We continue to favor shorter duration CLO deals with cleaner portfolios at a discount. Please see the table of indices below highlighting current price and spreads as well as potential upside from current levels. Yield to Expected (YTE) illustrates the yields if spreads were to stay the same and the bonds pull to par by maturity. The Average 1-yr Upside represents an opportunity for the 1 year total return if spreads return to their 10 year average levels, and the Tight 1yr Upside represents an opportunity for the 1 year total return if spreads return to their 10 year tight levels.[1,2]

PALMER SQUARE OPPORTUNISTIC INCOME FUND							1yr Forward Breakeven[3]	3/31/2020[4]	2/28/2016[5]
Rating	Allocation	Price	Spread	YTE*	Average 1yr Upside[1]	Tight 1yr Upside[2]	Spread	Spread	Spread
CLO AAA	7.6%	100.12	136	5.90%	6.07	6.60%	391	243	186
CLO AA	1.0%	96.50	228	6.31%	5.56	6.28%	443	349	284
CLO BBB	32.6%	100.00	326	7.81%	7.45	9.45%	594	755	661
CLO BB	30.8%	100.38	616	10.83%	10.56	12.92%	962	1384	1193
CLO B	3.0%	94.95	1000	14.57%	16.12	21.65%	1282	1949	1653
CLO Equity	3.0%	35.78	1585	20.63%	25.65	30.65%	2620	2000	1850
CMBS	0.5%	60.41	680	11.22%	31.00	33.75%	1060	1030	665
Corp HY	4.0%	92.77	358	7.86%	6.28	9.06%	3196	880	726
Corp IG	0.2%	90.86	27	3.00%	1.21	4.33%	79	272	197
Bank Debt	17.3%	98.82	313	8.40%	9.32	9.55%	804	844	639
Total	100.0%	99.02	458	9.28%	9.48	11.39%	915	1000	849

Source: Bloomberg, Palmer Square, as of 6/30/2024. *YTE, also known as Yield to Expected Call, is a Yield to Call metric that assumes callable bonds are not called at their call date, but some later date prior to maturity. 1Refers to the potential increase in value of the investment in one year if spreads return to 10-year average levels. 2Refers to the potential increase in value of the investment in one year if spreads return to 10-year tight levels. The potential increase in value is calculated by determining the return resulting from the positive or negative difference between the current price of the securities and the price of the securities at the respective spread levels noted in the above performance (i.e., spread levels at 10-year averages) plus the income from anticipated coupon payments over the next 12 months. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. 3Refers to the level at which spreads would need to widen in order to cause a negative value in an individual investment over a one-year period. This is determined by reducing a security’s price by its expected coupon payments over the next 12 months and then calculating the level of spread widening that would need to occur to move the security’s actual price to the reduced price. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. 4Month end during Covid-19 dislocation. 5Month end of energy market dislocation. Below investment grade ratings are subject to higher risks including that of repayment. Figures shown are not indicative of the performance of the Fund. The presented performance does not reflect the impact of material economic and market factors on decision-making, any changes to the strategy over time, and was prepared with the benefit of hindsight. Past performance is no guarantee of future returns.

PALMER SQUARE CLO INDEX LEVELS AND 1YR UPSIDE TO AVERAGE/TIGHTS
Rating	Current Average Price	Discount Margin	Yield to Expected	Average 1yr Upside[1]	Tight 1yr Upside[2]
CLO AAA	$100.13	125	6.24%	6.61%	6.86%
CLO AA	$100.21	167	6.69%	7.02%	7.52%
CLO A	$100.21	201	7.16%	7.45%	7.95%
CLO BBB	$99.98	319	8.18%	8.34%	9.84%
CLO BB	$97.83	698	11.79%	12.37%	15.43%
CLO B	$76.98	1185	16.23%	26.21%	35.95%

Source: JPM / Intex / Palmer Square. As of 6/30/2024. Below investment grade ratings are subject to higher risks. Figures shown are not indicative of the performance of the Fund. 1Refers to the potential increase in value of the investment in one year if spreads return to 10-year average levels. 2Refers to the potential increase in value of the investment in one year if spreads return to 10-year tight levels. The potential increase in value is calculated by determining the return resulting from the positive or negative difference between the current price of the securities and the price of the securities at the respective spread levels noted in the above performance (i.e., spread levels at 10-year averages) plus the income from anticipated coupon payments over the next 12 months. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. The presented performance does not reflect the impact of material economic and market factors on decision making, any changes to the Fund over time, and was prepared with the benefit of hindsight. Please see Notes and Disclosures for definitions.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Allocation / Attribution Summary

Select Portfolio Attribution and Characteristic Dashboard

Allocation	7/31/2024 Allocation	8/1/23 – 7/31/24 Gross Attribution	Average Price	Yield to Expected Call*
CLO Debt	75%	13.21%	$100.1	8.43%
Bank Loans	18%	2.14%	$99.1	8.04%
High Yield Bonds	4%	0.97%	$94.6	8.00%
Sub Notes	3%	0.79%	n/a	20.70%
ABS/MBS	1%	-0.05%	$75.9	11.27%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS).

Historic Positioning Detail by Asset Type:

	6/30/2023 Allocation	9/30/2023 Allocation	12/31/2023 Allocation	3/31/2024 Allocation	7/31/2024 Allocation	8/1/23 – 7/31/24 Gross Attribution
CLO Debt	69%	71%	71%	71%	75%	13.21%
Bank Loans	19%	18%	19%	19%	18%	2.14%
High Yield Bonds	7%	6%	6%	6%	4%	0.97%
Sub Notes	5%	5%	5%	5%	3%	0.79%
ABS/MBS	1%	1%	1%	1%	1%	-0.05%

Please note the allocation above is on a gross exposure basis as a percent of NAV and does not include cash. Gross attribution does not include hedges, expenses and fees if applicable. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Attribution refers to the process of measuring returns generated by various sources.

●	Performance and Attribution: The Fund returned 15.82% (net of fees) for the fiscal year ending 7/31/2024. The positive absolute performance was driven by a broad-based rally in credit spreads, particularly within our CLO exposure, which in turn was driven by stronger expected growth and earnings data. Also, as Fed cuts have slowly been priced out over the course of the year, technicals for floating rate products have been favorable. The Fund’s exposure to CLO debt and sub notes provided the largest contribution at +14%, followed by bank loans at +2% and HY (High Yield) bonds at approximately +1%. There were no meaningful detractors during the fiscal year.

●	Macro Takeaways: There are a few key recent macro and credit market takeaways. First and foremost, the May CPI report (released on June 12th) was a major positive development in the Fed’s war on inflation. The report showed inflation slowing at the headline, core and “super core” level, and reversed several months of price re-acceleration. It was also the lowest monthly reading for core inflation since 2021. This was followed by another positive CPI report released on July 11th that most likely provides the Fed with the justification it needs to cut rates later this year. At the beginning of the year, the market was pricing in 6-7 rate cuts while we expected 1-2. At the time of writing this letter, the market is pricing in precisely 2 cuts this year. That said, we are also sticking with our view that the long end of the curve (5-10 year U.S. Treasuries) could easily remain in a 4.25-4.75% range indefinitely; concurrent with a Fed cutting cycle. We believe it would take a significant slowing of growth to push longer end yields much below 4%.

●	Outside of the U.S. markets, a G7 central bank initiated the first rate cut since the pandemic when the ECB (European Central Bank) expectedly lower its policy rate by 25bps in June. Inflation data in Europe has been quicker to normalize compared to the U.S. for several reasons: more prudent fiscal policy, deeper structural deflationary socioeconomics, and arguably, a lower neutral rate which is at least partially due to higher national debt levels.

●	Overall, market expectations have moved much closer to our long-held view of a soft or no landing and higher-for-longer rates. Our preference for floating rate assets bore fruit once again, as the long duration trade has once again been delayed, with short duration and floating rate instruments outperforming during the fiscal year. With credit spreads moving closer to fully pricing in good economic conditions and dispersion continuing to decline, asset and security selection will be a key factor in avoiding pitfalls and taking advantage of opportunities when they arise.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	Below is a summary of major benchmark performance for comparison.

Selected Indices*	Performance 8/1/23 – 7/31/24
Bloomberg U.S. Treasury Index	+4.64% (Yield -0.29%)
Bloomberg U.S. Aggregate Bond Index	+5.70% (spread -10bps)
Bloomberg U.S. Corporate Index	+7.48% (spread -22bps)
Bloomberg 1-3 Year U.S. Corporate Index	+6.59% (spread -10bps)
Bloomberg U.S. High Yield Index	+11.37% (spread -58bps)
iBoxx Liquid Leveraged Loan Index	+9.23% (DM -66bps)
Palmer Square CLO Senior Debt Index	+8.19% (DM -45bps)
Palmer Square CLO Debt Index	+16.06% (DM -152bps)
S&P 500 Index	+22.46%
STOXX 600 Index	+11.97%

Source: Bloomberg as of 07/31/2024. *Please see Notes and Disclosures for definition

●	CLO Allocation/Opportunity to Capture Income and Total Return: As of 7/31/2024, 78% (i.e. CLO Debt and Sub Notes) of the portfolio was invested in CLO debt. CLO BBBs are currently trading on average at a spread of 326bps and BBs are at a spread of 610bps with prices in the high $90s for higher quality portfolios. When looking across corporate and structured credit, CLO BBB and BBs are one of the few asset classes that are still trading close to their historical averages and continue to look compelling vs. corporates. Given wider spreads and high base rates, breakeven spread widening on CLO BBB and BB is still very high. As indicated on the table above, BBBs are approximately 268bps and BBs 346bps below their 1yr Forward Breakeven spreads, indicating spreads could widen a further 268bps and 346bps, respectively, over the next 12 months before one lost money on $1 invested. That type of spread widening from here would put us back at levels last seen during the wides of 2022. We also believe another tailwind for CLO debt going forward is the increase in SOFR* and our view that rates will stay high in the near term. We continue to add to CLO portfolios that are higher quality and more liquid as we believe they will continue to outperform portfolios with more risky collateral.

CLO BBs remain a significant allocation in the portfolio and at current valuations offer a lot of potential value on an absolute and relative basis. As compared to High Yield (HY) opportunities, CLO BBs on a historical basis still look very cheap. CLO BBs currently pick up 363bps of spread versus HY, which looking back to 2012 is a 72nd percentile reading (meaning CLO BBs have been relatively cheaper only 28% of the time). The median spread differential over the same time period is 260bps, which means CLO BBs need to tighten* about 103bps just to get back to historical average levels vs HY.

*	Please see Notes and Disclosures for definitions.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

CLO BB vs HY Spreads

Source: Bloomberg as of 7/8/2024. Current performance is not a guarantee of future performance of the Fund. *Please see Notes and Disclosure for definitions.

●	Bank Loan Allocation: As of 7/31/2024, bank loan exposure was 18% of the portfolio. We remain focused on selecting high-quality primary opportunities, with select discounted secondary investments. The primary market remains very busy, but is heavily skewed towards refinancing and repricing transactions, which has limited the number of attractive new money opportunities. In addition to modest net primary volumes, CLO issuance and retail inflows remain robust, creating a supportive price environment and driving incremental spread compression. We continue to view the asset class as attractive given the combination of high current income and low interest rate duration and will continue to focus our efforts on seeking high quality/lower risk credits.

●	High Yield Bond Allocation: As of 7/31/2024, HY corporate bond exposure was 4% of the portfolio. Valuations remain challenging with spreads near all-time lows and very limited spread volatility or dispersion during the fiscal year. The Bloomberg Ba/B US High Yield Bond Index reached a YTD low of 212bps during the second quarter of 2024, the lowest level since 2007, and ended the period at 220bps. The overall opportunity set in HY remains limited; however, we continue to find idiosyncratic opportunities in the secondary market (USD and EUR HY) and are selectively participating in the new issue market. Although spread valuations are tight, limited net new supply, positive net fund flows, and resilient fundamentals, all remain supportive of current market levels. We remain focused on identifying credit-specific opportunities we believe can outperform the current tight spread environment.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Outlook / Focus on CLO Relative Value

●	CLO Issuance Forecast and Outlook: CLO issuance is off to its busiest start of the year ever with $100.8B in new issue volumes, up about 82% from 2023. Reset/refi activity has also trended higher with $73B pricing so far in 2024. The size of the CLO market continues to grow in the U.S. and has surpassed $1 trillion and $1.4 trillion globally, which is now the largest credit sector within securitized products. We expect demand to continue for 3 main reasons: 1) higher for longer rates continue and demand for floating rate instruments remains strong. 2) demand from banks at the AAA level is returning and 3) an uptick in deal liquidations from out of reinvestment deals force investors to put capital to work in new issue transactions. We estimate that even though gross issuance has been record setting, net issuance for AAAs is actually negative on the year when factoring in liquidations and amortizations.

Outlook: Measured Pace of Cuts, Economy & Credit Fundamentals Resilient, Tight Spreads + Little Dispersion

●	The Fed Will Cut Rates, But at a Data-Dependent Pace: We think the recent CPI data combined with some modest weakening of the labor market and signs of consumer stress provides the Fed with the justification it has been looking for to cut rates for the first time since the Pandemic. However, given that core inflation remains well above target and the various other structural inflation headwinds, we think the Fed will take a very measured approach to the pace of rate cuts.

●	Economy Remains Resilient: While the U.S. economy has slowed modestly from a high point in Q3 2023, the labor market remains strong and growth forecasts still call for 2-2.5% growth in 2024 and 1.5-2.0% in 2025. We remain constructive on the economic outlook and believe there is potential for GDP growth to surprise to the upside in 2024, with the possibility of another year of above-trend growth similar to what was witnessed in 2023.

●	Corporate Fundamentals Stabilizing: After a brief earning recession in late 2022 – early 2023, corporate earnings have regained their footing over the last couple of quarters, including S&P 500 year-over-year earnings growth of 8% in Q1 2024. Analysts are even more optimistic for the full year 2024 with current estimates calling for 5.0% revenue and 7.0% earnings growth. This is filtering through to credit markets with Q2 2024 net ratings upgrades in the IG (Investment Grade) Corporate market positive (more upgrades than downgrades) for the ninth consecutive quarter and the highest dollar increase since Q2 2023.

We are also seeing this show up in leveraged credit markets, where defaults rates remain contained and an accommodative primary market has helped to alleviate some lingering concerns surrounding near term maturities. The HY default rate of 2.0% for the trailing 12-months ending May 2024 is well below the long-term average of 4.0% and a recent peak of 2.6% in October 2023. Lower rates will benefit corporates both in terms of lower interest expense and looser financial conditions.

●	Tighter Spreads + Less Dispersion = Discipline and Patience: The trend of tighter spreads and less dispersion that emerged at the end of last year continued into 2024 and in some cases accelerated. For example, IG corporate spreads are in the bottom decile on a long-term historical basis and spread dispersion is at its lowest level since 2007! It’s important to remember that in a tight spread / low dispersion environment, we are rewarded more from avoiding the losers versus picking the winners. Our conservative positioning and prudent relative value framework leaves us well prepared to take advantage of opportunities when they inevitably arise.

●	Floating Rate Continues to be an Attractive Relative Value Play: Despite recent repricing of the rate curve to more closely match our expectations, floating rate credit continues to be an attractive place to be due to a number of factors. These include: (i) floating rate assets still provide a considerable current yield advantage with the 3M/10Y 100bps inverted, (ii) potential for rate cuts to materialize even slower than the current market expects, and (iii) longer-term fiscal concerns that could prevent any material tightening of the long end of the curve.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Fundamentals

●	Loan defaults are hovering around long-term averages at 1.79%. Current defaults in CLO portfolios are lower at 0.57%. We expect defaults will stay rangebound in the next year and remain in the 2-4% range which is the long-term average. The percentage of underlying CLO collateral trading at distressed levels (under $80) is currently around 4.9%, which is typically a good barometer of future defaults (Palmer Square deals are much lower in the 2-3% range). Also, loans with maturities before 2026 represent a small portion of the loan market at about 10%, meaning refinancing risk is low. The current CCC% in CLO portfolios is 5-7% (Palmer Square deals are lower in the 3-4% range) and still have ample cushion to withstand an uptick in downgrades.

Exhibit 1: Loan default rates off the lows, but still below long term average

Source: J.P.Morgan Research 7/1/2024

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 2: Loan maturity walls ($BN)

Source: ICE, Pitchbook LCD, Morgan Stanley Research as of 6/12/2024.

Exhibit 3: Median CCC assets in CLO portfolios

Source: J.P.Morgan Research 6/12/2024

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 4: Loan gross leverage still near multi year low, trending lower

Bank Loan Net Leverage (TM)

Source: J.P.Morgan Research 6/20/2024

Exhibit 5: Interest coverage ratios in line with historical averages, larger companies outperforming

Source: J.P.Morgan Research 6/20/2024

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosures

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Opportunistic Income Fund, the (“Fund”), and/ or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety.

This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the Funds or for any other purpose. This overview is a summary and does not purport to be complete.

The Palmer Square Opportunistic Income Fund is a closed-end interval fund. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

The Fund’s advisor has contractually agreed to waive or reduce its management fees and/ or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2024, and it may be terminated before that date only by the Fund’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield Yield is a weighted calculation of the annual coupon rate divided by the price of each individual security within the portfolio and represents the return an investor would expect if the securities were held for a year and the price did not change. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be “the equity market” and it has a beta of 1.0. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. Credit Spreads are often a good barometer of economic health - wide or widening (bearish sentiment) and narrowing/tight or tightening (bullish sentiment). The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option. Typically, an analyst uses Treasury yields for the risk-free rate. The original issue discount (OID) is the difference between the original face value amount and the discounted price paid for a bond. The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Bloomberg Barclays 1-3 Year US Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. S&P 500 Index is a market-capitalization- weighted index of 500 leading publicly traded companies in the U.S. U.S. Treasury index is an index based on recent auctions of U.S. Treasury bills and is commonly used as a benchmark when determining interest rates, such as mortgage rates. Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. Bloomberg Barclays U.S. High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Bloomberg Barclays U.S. HY BB Corporates Index tracks the performance of USD-denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. The STOXX 600 Index seeks to offer broader exposure to European companies. Thus, it’s often cited as a close European alternative to Standard & Poor’s 500 Index (S&P 500). Palmer Square CLO Senior Debt Index (CLOSE) seeks to reflect the investable universe for U.S. dollar denominated CLOs. CLOSE is comprised of original rated AAA and AA debt issued after January 1, 2009 subject to certain inclusion criteria. Palmer Square CLO Debt Index (CLODI) seeks to reflect the investable universe for U.S. dollar denominated CLOs. CLODI is comprised of original rated A, BBB, and BB debt issued after January 1, 2009 subject to certain inclusion criteria. Palmer Square CLO BB TR Index (PCLOBBTR) seeks to reflect the investable universe for U.S. dollar denominated CLOs. The index is comprised of original rated BB debt issued after January 1, 2009 subject to certain inclusion criteria. LIBOR (London Interbank Offered Rate) is the benchmark interest rate at which major global banks lend to one another. As of January 1, 2022, many banks are no longer required to submit the data needed to calculate the LIBOR rate. In June 2023, LIBOR was replaced by SOFR. The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. A Reference Rate is an interest rate benchmark used to set other interest rates. Various types of transactions use different reference rate benchmarks, but the most common include the Fed Funds Rate, SOFR, the prime rate, and the rate on benchmark U.S. Treasury securities. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosures (cont’d)

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

Collateralized Loan Obligations Risk – The Fund may invest in CLOs. The Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt.

The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited. The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities.

If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).

The Palmer Square Opportunistic Income Fund is distributed by Foreside Fund Services LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus carefully before investing. An investment in the Fund is not designed to be a complete investment program and should be considered speculative. Investing in the Fund entails substantial risk and may result in a loss of some or all of the amount invested. An investment in the Fund is not appropriate for investors with a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

Palmer Square Capital Management LLC	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund

FUND PERFORMANCE at July 31, 2024 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Bloomberg Barclays US Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of July 31, 2024	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Opportunistic Income Fund	15.82%	7.24%	5.71%	8/29/14
Bloomberg Barclays US Aggregate Bond Index	5.10%	0.19%	1.51%	8/29/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Expense ratio for the Fund was 2.28%, which was the amount stated in the current prospectus dated November 30, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Advisor has contractually agreed to waive or reduce its fee and/or to absorb other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until December 1, 2024, and it may be terminated before that date only by the Fund’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of July 31, 2024

Principal Amount[1]		Value
	BANK LOANS — 18.4%
734,694	Acrisure LLC 8.594% (1-Month Term SOFR+325 basis points), 11/6/2030[2,3,4]	$734,889
500,000	Ahead DB Holdings LLC 9.585% (3-Month Term SOFR+425 basis points), 2/3/2031[2,3,4]	501,920
1,238,125	AI Aqua Merger Sub, Inc. 8.843% (1-Month Term SOFR+350 basis points), 7/31/2028[2,3,4]	1,243,308
746,084	Aimbridge Acquisition Co., Inc. 9.208% (1-Month Term SOFR+375 basis points), 2/2/2026[2,3,4]	731,087
638,380	Alliance Laundry Systems LLC 8.899% (3-Month Term SOFR+350 basis points), 10/8/2027[2,3,4]	643,219
602,276	Alliant Holdings Intermediate LLC 8.845% (1-Month Term SOFR+350 basis points), 11/6/2030[2,3,4]	605,513
500,000	American Rock Salt Co. LLC 12.859% (1-Month Term SOFR+725 basis points), 6/11/2029[2,4]	392,813
496,256	Amynta Agency Borrower, Inc. 9.094% (1-Month Term SOFR+375 basis points), 2/28/2028[2,3,4]	497,941
475,707	AP Gaming I LLC 9.094% (1-Month Term SOFR+400 basis points), 2/15/2029[2,3,4]	479,721
496,250	Aretec Group, Inc. 9.344% (1-Month Term SOFR+400 basis points), 8/9/2030[2,3,4]	488,858
748,125	AssuredPartners, Inc. 8.844% (1-Month Term SOFR+350 basis points), 2/14/2031[2,3,4]	751,495
750,000	Astoria Energy LLC 6.615% (1-Month Term SOFR+350 basis points), 12/10/2027[2,3,4]	752,520
159,863	Asurion LLC 8.708% (1-Month Term SOFR+325 basis points), 12/23/2026[2,3,4]	159,497
734,943	Autokiniton U.S. Holdings, Inc. 9.458% (1-Month Term SOFR+400 basis points), 4/6/2028[2,3,4]	740,323
500,000	B&G Foods, Inc. 3.500% (1-Month Term SOFR+350 basis points), 10/10/2029[2,3,4]	496,018
738,750	Barracuda Networks, Inc. 9.814% (3-Month Term SOFR+450 basis points), 8/15/2029[2,3,4]	716,421
294,568	Birkenstock U.S. BidCo, Inc. 8.840% (3-Month Term SOFR+325 basis points), 4/28/2028[2,3,4]	295,894
463,568	Brightview Landscapes LLC 7.835% (1-Month Term SOFR+250 basis points), 4/20/2029[2,3,4]	464,147
750,000	Camelot U.S. Acquisition LLC 2.750% (1-Month Term SOFR+275 basis points), 1/31/2031[2,3,4]	751,594
290,250	CCI Buyer, Inc. 9.335% (3-Month Term SOFR+400 basis points), 12/17/2027[2,3,4]	290,825
150,000	CCS-CMGC Holdings, Inc. 14.609% (3-Month USD Libor+900 basis points), 10/1/2026[2,3,4]	73,688
498,750	Cengage Learning Inc 9.538% (1-Month Term SOFR+425 basis points), 3/24/2031[2,3,4]	501,555

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BANK LOANS (Continued)
498,750	Century DE Buyer LLC 9.330% (3-Month Term SOFR+400 basis points), 10/30/2030[2,3,4]	$501,947
	CHG Healthcare Services, Inc.
750,000	8.683% (1-Month Term SOFR+325 basis points), 9/29/2028[2,3,4]	751,912
746,250	9.094% (3-Month Term SOFR+375 basis points), 9/29/2028[2,3,4]	748,235
497,500	CPM Holdings, Inc. 9.843% (1-Month Term SOFR+450 basis points), 9/28/2028[2,3,4]	490,764
740,655	Creative Artists Agency LLC 8.594% (1-Month Term SOFR+325 basis points), 11/27/2028[2,3,4]	745,284
800,000	Dedalus Finance GmbH 7.612% (6-Month Euribor+375 basis points), 7/17/2027[2,4]	858,420
734,694	Deerfield Dakota Holding LLC 9.085% (3-Month Term SOFR+375 basis points), 4/9/2027[2,3,4]	735,568
733,040	Dotdash Meredith, Inc. 9.443% (1-Month Term SOFR+400 basis points), 12/1/2028[2,3,4]	734,261
723,811	ECI Macola/Max Holding LLC 9.085% (1-Month Term SOFR+375 basis points), 5/31/2030[2,3,4]	729,468
750,000	Edgewater Generation LLC 4.250% (1-Month Term SOFR+425 basis points), 7/26/2030[2,3,4]	759,844
488,444	EnergySolutions LLC 9.094% (1-Month Term SOFR+400 basis points), 9/23/2030[2,3,4]	492,515
742,311	Ensemble RCM LLC 8.330% (3-Month Term SOFR+300 basis points), 8/1/2029[2,3,4]	746,070
742,405	EP Purchaser LLC 9.096% (3-Month Term SOFR+350 basis points), 11/6/2028[2,3,4]	745,453
750,000	EPIC Y-Grade Services LP 11.068% (3-Month Term SOFR+575 basis points), 6/29/2029[2,3,4]	751,815
618,778	EW Scripps Co. 8.458% (1-Month Term SOFR+300 basis points), 1/7/2028[2,3,4]	554,753
733,125	Fertitta Entertainment LLC 9.079% (1-Month Term SOFR+375 basis points), 1/29/2029[2,3,4]	735,761
740,596	Filtration Group Corp. 8.958% (1-Month Term SOFR+350 basis points), 10/23/2028[2,3,4]	745,688
731,729	Flexera Software LLC 8.826% (1-Month Term SOFR+350 basis points), 3/3/2028[2,3,4]	735,527
703,125	Forest City Enterprises LP 8.958% (1-Month Term SOFR+350 basis points), 12/8/2025[2,3,4]	662,780
750,000	Fortress Intermediate 3, Inc. 9.096% (1-Month Term SOFR+375 basis points), 6/27/2031[2,3,4]	751,406
342,280	Generation Bridge Northeast LLC 8.844% (1-Month Term SOFR+425 basis points), 8/22/2029[2,3,4]	345,418
746,250	Genesys Cloud Services Holdings II LLC 9.208% (1-Month Term SOFR+375 basis points), 12/1/2027[2,3,4]	752,157

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BANK LOANS (Continued)
750,000	Grant Thornton LLP/Chicago 8.597% (1-Month Term SOFR+325 basis points), 5/30/2031[2,3,4]	$752,816
579,124	Great Outdoors Group LLC 9.208% (1-Month Term SOFR+375 basis points), 3/6/2028[2,3,4]	579,124
750,000	Grinding Media, Inc. 4.000% (3-Month Term SOFR+400 basis points), 10/12/2028[2,3,4]	751,875
500,000	GTCR Everest Borrower LLC 3.000% (1-Month Term SOFR+300 basis points), 6/3/2031[2,3,4]	496,250
500,000	GTCR W Merger Sub LLC 8.335% (1-Month Term SOFR+300 basis points), 1/31/2031[2,3,4]	501,837
500,000	Hamilton Projects Acquiror LLC 9.094% (1-Month Term SOFR+375 basis points), 5/30/2031[2,3,4]	505,625
744,375	HireRight Holdings Corp. 9.335% (3-Month Term SOFR+400 basis points), 9/30/2030[2,3,4]	746,411
496,562	HUB International Ltd. 8.532% (3-Month Term SOFR+325 basis points), 6/20/2030[2,3,4]	497,742
738,550	Hudson River Trading LLC 8.458% (1-Month Term SOFR+300 basis points), 3/20/2028[2,3,4]	739,602
744,347	Hyperion Refinance Sarl 9.344% (1-Month Term SOFR+400 basis points), 4/18/2030[2,3,4,5]	746,557
746,249	INEOS Enterprises Holdings U.S. Finco LLC 9.197% (3-Month Term SOFR+375 basis points), 7/8/2030[2,4]	749,047
458,425	INEOS U.S. Finance LLC 8.592% (1-Month Term SOFR+375 basis points), 11/8/2027[2,3,4]	459,143
445,500	INEOS U.S. Petrochem LLC 9.194% (1-Month Term SOFR+375 basis points), 3/1/2030[2,3,4]	445,685
632,198	Ivanti Software, Inc. 9.833% (3-Month Term SOFR+425 basis points), 12/1/2027[2,3,4]	530,967
650,864	Kestrel Acquisition LLC 9.708% (1-Month Term SOFR+425 basis points), 6/30/2025[2,3,4]	654,528
750,000	LBM Acquisition LLC 3.750% (1-Month Term SOFR+375 basis points), 6/6/2031[2,3,4]	724,875
750,000	Leia Finco U.S. LLC 3.250% (1-Month Term SOFR+325 basis points), 7/2/2031[2,3,4]	741,799
736,903	Light & Wonder International, Inc. 7.536% (1-Month Term SOFR+225 basis points), 4/16/2029[2,3,4]	742,890
	Lightstone Holdco LLC
1,120,162	11.080% (1-Month Term SOFR+575 basis points), 1/29/2027[2,3,4]	1,121,915
63,358	11.080% (1-Month Term SOFR+575 basis points), 1/29/2027[2,3,4]	63,457
500,000	Lorca Co.-Borrower LLC 3.500% (1-Month Term SOFR+350 basis points), 4/17/2031[2,3,4]	502,500
750,000	Mariner Wealth Advisors LLC 3.000% (1-Month Term SOFR+300 basis points), 8/18/2028[2,3,4]	751,290

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BANK LOANS (Continued)
672,870	Medline Borrower LP 8.094% (1-Month Term SOFR+275 basis points), 10/23/2028[2,3,4]	$675,730
742,500	MH Sub I LLC 9.594% (1-Month Term SOFR+425 basis points), 5/3/2028[2,3,4]	741,605
746,173	Midwest Veterinary Partners LLC 9.076% (1-Month Term SOFR+375 basis points), 4/27/2028[2,3,4]	749,158
750,000	Mitchell International, Inc. 8.594% (1-Month Term SOFR+325 basis points), 6/17/2031[2,3,4]	743,156
498,750	Motion Finco Sarl 8.835% (1-Month Term SOFR+350 basis points), 11/30/2029[2,3,4,5]	500,882
734,967	NAB Holdings LLC 8.097% (1-Month Term SOFR+275 basis points), 11/24/2028[2,3,4]	736,738
748,125	Nexus Buyer LLC 9.844% (1-Month Term SOFR+450 basis points), 12/13/2028[2,3,4]	749,341
497,494	Nouryon USA LLC 8.826% (1-Month Term SOFR+350 basis points), 4/3/2028[2,3,4]	500,994
498,750	OMNIA Partners LLC 9.074% (1-Month Term SOFR+375 basis points), 7/25/2030[2,3,4]	500,738
750,000	OneDigital Borrower LLC 8.587% (1-Month Term SOFR+325 basis points), 7/2/2031[2,3,4]	748,695
500,000	Outcomes Group Holdings, Inc. 9.586% (1-Month Term SOFR+425 basis points), 5/6/2031[2,3,4]	502,500
618,750	Ovg Business Services LLC 8.345% (1-Month Term SOFR+300 basis points), 6/25/2031[2,3,4]	619,913
750,000	Peer Holding III B.V. 8.332% (1-Month Term SOFR+325 basis points), 10/28/2030[3,4,5]	754,924
730,506	Peraton Corp. 9.194% (1-Month Term SOFR+375 basis points), 2/1/2028[2,3,4]	731,773
716,322	Petco Health & Wellness Co., Inc. 8.846% (3-Month Term SOFR+325 basis points), 3/6/2028[2,3,4]	663,791
748,125	Phoenix Guarantor, Inc. 8.594% (1-Month Term SOFR+325 basis points), 2/21/2031[2,3,4]	749,251
734,887	PODS LLC 8.591% (1-Month Term SOFR+300 basis points), 3/31/2028[2,3,4]	691,392
733,125	Pre-Paid Legal Services, Inc. 9.208% (1-Month Term SOFR+375 basis points), 12/15/2028[2,3,4]	734,243
748,125	Project Alpha Intermediate Holding, Inc. 9.072% (3-Month Term SOFR+375 basis points), 10/28/2030[2,3,4]	752,176
746,154	Project Boost Purchaser LLC 8.786% (1-Month Term SOFR+350 basis points), 7/2/2031[2,3,4]	748,642
301,938	Prometric Holdings, Inc. 10.208% (1-Month Term SOFR+475 basis points), 1/31/2028[2,3,4]	304,127
498,734	Propulsion BC Newco LLC 9.085% (3-Month Term SOFR+375 basis points), 9/14/2029[2,3,4]	501,674

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BANK LOANS (Continued)
733,040	RealPage, Inc. 8.458% (1-Month Term SOFR+300 basis points), 4/24/2028[2,3,4]	$716,547
731,203	Red Planet Borrower LLC 8.944% (1-Month Term SOFR+375 basis points), 9/29/2028[2,3,4]	701,695
750,000	Redstone Holdco 2 LP 13.180% (1-Month Term SOFR+775 basis points), 8/6/2029[2,3,4]	595,155
744,384	Renaissance Holdings Corp. 9.597% (1-Month Term SOFR+425 basis points), 4/30/2030[2,3,4]	747,124
735,288	Reverb Buyer, Inc. 8.694% (3-Month Term SOFR+325 basis points), 11/1/2028[2,3,4]	589,282
744,375	Rocket Software, Inc. 10.094% (1-Month Term SOFR+475 basis points), 11/28/2028[2,3,4]	748,123
500,000	Rohm Holding GmbH 5.000% (6-Month Euribor+500 basis points), 1/29/2029[2,3,4]	522,148
746,250	Severin Acquisition LLC 8.330% (1-Month Term SOFR+300 basis points), 8/1/2025[2,3,4]	748,933
975,310	Surf Holdings LLC 8.960% (1-Month Term SOFR+350 basis points), 3/5/2027[2,3,4]	979,709
	Touchdown Acquirer, Inc.
134,731	9.304% (3-Month Term SOFR+400 basis points), 2/21/2031[2,3,4]	135,110
615,269	9.326% (3-Month Term SOFR+400 basis points), 2/21/2031[2,3,4]	617,001
884,208	Traverse Midstream Partners LLC 8.830% (6-Month Term SOFR+425 basis points), 9/27/2024[2,3,4]	888,960
459,574	UGI Energy Services LLC 7.844% (1-Month Term SOFR+250 basis points), 2/22/2030[2,3,4]	461,385
738,432	UKG, Inc. 8.555% (1-Month Term SOFR+350 basis points), 2/10/2031[2,3,4]	741,496
735,000	Univision Communications, Inc. 9.585% (3-Month Term SOFR+425 basis points), 6/25/2029[2,3,4]	730,006
550,000	VFH Parent LLC 8.094% (1-Month Term SOFR+275 basis points), 6/23/2031[2,3,4]	551,202
583,500	Vision Solutions, Inc. 9.514% (3-Month Term SOFR+400 basis points), 4/24/2028[2,3,4]	566,517
750,000	VS Buyer LLC 8.579% (1-Month Term SOFR+325 basis points), 4/14/2031[2,3,4]	753,986
1,000,000	Wec U.S. Holdings Ltd. 8.094% (1-Month Term SOFR+275 basis points), 1/27/2031[2,3,4]	1,003,245
733,125	Whatabrands LLC 8.094% (1-Month Term SOFR+275 basis points), 8/3/2028[2,3,4]	734,602
500,000	Zacapa SARL 4.000% (3-Month Term SOFR+400 basis points), 3/22/2029[2,3,4,5]	500,425

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BANK LOANS (Continued)
748,125	Zelis Payments Buyer, Inc. 8.094% (1-Month Term SOFR+275 basis points), 9/28/2029[2,3,4]	$750,111
	Total Bank Loans
	(Cost $70,099,132)	70,378,432
	BONDS — 84.5%
	ASSET-BACKED SECURITIES — 78.9%
	522 Funding CLO Ltd.
1,000,000	Series 2020-6A, Class F, 13.585% (3-Month Term SOFR+830.16 basis points), 10/23/2034[3,4,6]	907,779
1,500,000	Series 2019-5A, Class ER, 12.061% (3-Month Term SOFR+676 basis points), 4/15/2035[3,4,6]	1,485,509
4,200,000	AGL CLO 22 Ltd. Series 2022-22A, Class A, 7.182% (3-Month Term SOFR+190 basis points), 10/20/2035[3,4,6]	4,207,077
1,000,000	AIMCO CLO Ltd. Series 2019-10A, Class ARR, 6.692% (3-Month Term SOFR+141 basis points), 7/22/2037[3,4,6]	1,004,394
1,500,000	Alinea CLO Ltd. Series 2018-1A, Class D, 8.644% (3-Month Term SOFR+336.16 basis points), 7/20/2031[3,4,6]	1,509,669
1,500,000	AMMC CLO 22 Ltd. Series 2018-22A, Class D, 8.246% (3-Month Term SOFR+296.16 basis points), 4/25/2031[3,4,6]	1,506,185
1,000,000	Anchorage Credit Funding Ltd. Series 2015-1A, Class ERV, 6.700%, 7/28/2037[3,6]	964,006
1,050,000	Annisa CLO Ltd. Series 2016-2A, Class DRR, 8.082% (3-Month Term SOFR+280 basis points), 7/20/2031[3,4,6]	1,051,288
	Apidos CLO
1,900,000	Series 2018-18A, Class E, 11.244% (3-Month Term SOFR+596.16 basis points), 10/22/2030[3,4,6]	1,912,605
1,250,000	Series 2017-28A, Class D, 11.044% (3-Month Term SOFR+576.16 basis points), 1/20/2031[3,4,6]	1,252,423
1,750,000	Series 2015-20A, Class DR, 11.248% (3-Month Term SOFR+596.16 basis points), 7/16/2031[3,4,6]	1,746,246
1,500,000	Series XXXA, Class C, 8.541% (3-Month Term SOFR+326.16 basis points), 10/18/2031[3,4,6]	1,495,996
	Apidos CLO
1,500,000	Series 2018-29A, Class C, 8.296% (3-Month Term SOFR+301.16 basis points), 7/25/2030[3,4,6]	1,506,298
2,250,000	Series 2017-28A, Class C, 8.044% (3-Month Term SOFR+276.16 basis points), 1/20/2031[3,4,6]	2,241,347

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2020-33A, Class ER, 11.895% (3-Month Term SOFR+661.16 basis points), 10/24/2034[3,4,6]	$1,006,057
	Ares CLO Ltd.
1,500,000	Series 2016-40A, Class DR, 11.913% (3-Month Term SOFR+661.16 basis points), 1/15/2029[3,4,6]	1,497,367
1,500,000	Series 2018-47A, Class D, 8.263% (3-Month Term SOFR+296.16 basis points), 4/15/2030[3,4,6]	1,505,748
650,000	Series 2015-38A, Class DR, 8.044% (3-Month Term SOFR+276.16 basis points), 4/20/2030[3,4,6]	653,123
875,000	Series 2014-32RA, Class C, 8.484% (3-Month Term SOFR+316.16 basis points), 5/15/2030[3,4,6]	877,857
2,150,000	Series 2018-50A, Class D, 8.463% (3-Month Term SOFR+316.16 basis points), 1/15/2032[3,4,6]	2,159,512
1,000,000	ASSURANT CLO Ltd. Series 2017-1A, Class ER, 12.744% (3-Month Term SOFR+746.16 basis points), 10/20/2034[3,4,6]	974,992
1,000,000	Bain Capital Credit CLO Series 2018-2A, Class DR, 0.000% (3-Month Term SOFR+295 basis points), 7/19/2031[3,4,6]	1,000,000
	Ballyrock CLO Ltd.
750,000	Series 2019-1A, Class DR, 12.313% (3-Month Term SOFR+701.16 basis points), 7/15/2032[3,4,6]	753,302
1,100,000	Series 2023-23A, Class D, 13.455% (3-Month Term SOFR+817 basis points), 4/25/2036[3,4,6]	1,142,360
1,000,000	Barings CLO Ltd. Series 2016-2A, Class DR2, 8.694% (3-Month Term SOFR+341.16 basis points), 1/20/2032[3,4,6]	1,005,499
1,775,000	Barings Clo Ltd. Series 2015-2A, Class ER, 11.994% (3-Month Term SOFR+671.16 basis points), 10/20/2030[3,4,6]	1,773,175
	Barings CLO Ltd.
2,500,000	Series 2018-4A, Class D, 8.463% (3-Month Term SOFR+316.16 basis points), 10/15/2030[3,4,6]	2,516,203
1,000,000	Series 2015-2A, Class DR, 8.494% (3-Month Term SOFR+321.16 basis points), 10/20/2030[3,4,6]	1,003,852
1,000,000	Series 2015-IA, Class DR, 8.144% (3-Month Term SOFR+286.16 basis points), 1/20/2031[3,4,6]	1,003,151
1,500,000	Barings Euro CLO DAC Series 2015-1X, Class DRR, 7.335% (3-Month Euribor+365 basis points), 7/25/2035[3,4]	1,632,988
500,000	Battalion CLO Ltd. Series 2016-10A, Class CR2, 8.995% (3-Month Term SOFR+371.16 basis points), 1/25/2035[3,4,6]	483,509

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Bean Creek CLO Ltd. Series 2015-1A, Class DR, 8.294% (3-Month Term SOFR+301.16 basis points), 4/20/2031[3,4,6]	$1,004,092
	Benefit Street Partners CLO Ltd.
1,050,000	Series 2017-12A, Class C, 8.613% (3-Month Term SOFR+331.16 basis points), 10/15/2030[3,4,6]	1,054,162
2,000,000	Series 2017-12A, Class D, 11.973% (3-Month Term SOFR+667.16 basis points), 10/15/2030[3,4,6]	2,009,805
500,000	Series 2015-8A, Class DR, 11.144% (3-Month Term SOFR+586.16 basis points), 1/20/2031[3,4,6]	500,130
1,250,000	Series 2018-14A, Class E, 10.894% (3-Month Term SOFR+561.16 basis points), 4/20/2031[3,4,6]	1,242,477
1,000,000	Series 2019-18A, Class DR, 8.963% (3-Month Term SOFR+366.16 basis points), 10/15/2034[3,4,6]	1,006,038
1,500,000	Series 2020-21A, Class ER, 12.263% (3-Month Term SOFR+696.16 basis points), 10/15/2034[3,4,6]	1,513,539
1,000,000	Series 2019-18A, Class ER, 12.313% (3-Month Term SOFR+701.16 basis points), 10/15/2034[3,4,6]	1,010,629
1,000,000	BlueMountain CLO Ltd. Series 2020-29A, Class D2R, 9.796% (3-Month Term SOFR+451.16 basis points), 7/25/2034[3,4,6]	1,003,034
1,500,000	Bristol Park CLO Ltd. Series 2016-1A, Class ER, 12.563% (3-Month Term SOFR+726.16 basis points), 4/15/2029[3,4,6]	1,507,330
	Bryant Park Funding Ltd.
750,000	Series 2023-21A, Class E, 13.749% (3-Month Term SOFR+847 basis points), 10/18/2036[3,4,6]	772,261
1,000,000	Series 2024-22A, Class D, 9.612% (3-Month Term SOFR+430 basis points), 4/15/2037[3,4,6]	1,021,072
1,000,000	Series 2024-22A, Class E, 12.442% (3-Month Term SOFR+713 basis points), 4/15/2037[3,4,6]	1,014,743
1,000,000	Series 2024-23A, Class E, 12.057% (3-Month Term SOFR+673 basis points), 5/15/2037[3,4,6]	998,704
500,000	Canyon Capital CLO Ltd. Series 2014-1A, Class CR, 8.267% (3-Month Term SOFR+301.16 basis points), 1/30/2031[3,4,6]	501,262
	Carlyle Global Market Strategies CLO Ltd.
1,000,000	Series 2014-4RA, Class D, 11.213% (3-Month Term SOFR+591.16 basis points), 7/15/2030[3,4,6]	982,700
1,000,000	Series 2013-1A, Class DR, 12.064% (3-Month Term SOFR+674.16 basis points), 8/14/2030[3,4,6]	1,005,015
750,000	Series 2014-1A, Class DR, 8.147% (3-Month Term SOFR+286.16 basis points), 4/17/2031[3,4,6]	750,415

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,000,000	Series 2014-2RA, Class C, 8.384% (3-Month Term SOFR+306.16 basis points), 5/15/2031[3,4,6]	$2,010,700
	CBAM Ltd.
1,000,000	Series 2017-1A, Class E, 12.044% (3-Month Term SOFR+676.16 basis points), 7/20/2030[3,4,6]	1,007,811
2,000,000	Series 2017-4A, Class D, 8.163% (3-Month Term SOFR+286.16 basis points), 1/15/2031[3,4,6]	2,002,627
2,000,000	CIFC European Funding CLO Series 3X, Class D, 7.285% (3-Month Euribor+360 basis points), 1/15/2034[3,4]	2,170,794
	CIFC Funding Ltd.
2,000,000	Series 2015-3A, Class ER, 10.491% (3-Month Term SOFR+521.16 basis points), 4/19/2029[3,4,6]	2,014,522
1,000,000	Series 2014-2RA, Class B2, 11.235% (3-Month Term SOFR+595.16 basis points), 4/24/2030[3,4,6]	995,068
2,000,000	Series 2017-4A, Class D, 11.645% (3-Month Term SOFR+636.16 basis points), 10/24/2030[3,4,6]	2,009,986
1,500,000	Series 2013-4A, Class DRR, 8.325% (3-Month Term SOFR+306.16 basis points), 4/27/2031[3,4,6]	1,504,131
1,000,000	Series 2013-4A, Class ERR, 10.975% (3-Month Term SOFR+571.16 basis points), 4/27/2031[3,4,6]	999,858
1,500,000	Series 2018-3A, Class D, 8.391% (3-Month Term SOFR+311.16 basis points), 7/18/2031[3,4,6]	1,504,345
500,000	Series 2018-3A, Class E, 11.041% (3-Month Term SOFR+576.16 basis points), 7/18/2031[3,4,6]	501,618
1,000,000	Series 2016-1A, Class D2RR, 9.794% (3-Month Term SOFR+451.16 basis points), 10/21/2031[3,4,6]	995,089
997,000	Series 2014-3A, Class ER2, 11.644% (3-Month Term SOFR+636.16 basis points), 10/22/2031[3,4,6]	992,085
2,500,000	Series 2021-4A, Class A, 6.613% (3-Month Term SOFR+131.16 basis points), 7/15/2033[3,4,6]	2,500,000
1,500,000	Series 2019-6A, Class A1R, 6.778% (3-Month Term SOFR+145 basis points), 7/16/2037[3,4,6]	1,505,179
2,000,000	Series 2021-4A, Class AR, 0.000% (3-Month Term SOFR+136 basis points), 7/23/2037[3,4,6]	2,000,000
1,000,000	Clear Creek CLO Series 2015-1A, Class DR, 8.494% (3-Month Term SOFR+321.16 basis points), 10/20/2030[3,4,6]	1,001,264
	Crestline Denali CLO Ltd.
1,300,000	Series 2018-1A, Class D, 8.144% (3-Month Term SOFR+286.16 basis points), 1/20/2030[3,4,6]	1,303,250

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,250,000	Series 2017-1A, Class D, 9.274% (3-Month Term SOFR+399.16 basis points), 4/20/2030[3,4,6]	$1,251,740
1,000,000	Series 2016-1A, Class DR, 8.895% (3-Month Term SOFR+361.16 basis points), 10/23/2031[3,4,6]	996,905
2,000,000	Cumulus Static CLO Series 2024-1A, Class E, 10.065% (3-Month Euribor+624 basis points), 11/15/2033[3,4,6]	2,148,682
1,750,000	Dartry Park CLO DAC Series 1X, Class CRR, 7.036% (3-Month Euribor+335 basis points), 1/28/2034[3,4]	1,900,292
1,000,000	Denali Capital CLO Ltd. Series 2016-1A, Class DR, 8.313% (3-Month Term SOFR+301.16 basis points), 4/15/2031[3,4,6]	996,869
1,500,000	Dewolf Park CLO Ltd. Series 2017-1A, Class E, 11.763% (3-Month Term SOFR+646.16 basis points), 10/15/2030[3,4,6]	1,500,648
	Dryden CLO Ltd.
4,000,000	Series 2020-86A, Class SUB, 0.000%, 7/17/2030[3,6,7]	1,880,984
750,000	Series 2018-65A, Class D, 8.641% (3-Month Term SOFR+336.16 basis points), 7/18/2030[3,4,6]	749,035
995,000	Series 2018-57A, Class D, 8.134% (3-Month Term SOFR+281.16 basis points), 5/15/2031[3,4,6]	985,286
330,000	Series 2018-57A, Class E, 10.784% (3-Month Term SOFR+546.16 basis points), 5/15/2031[3,4,6]	309,978
1,025,000	Series 2019-80A, Class DR, 8.386% (3-Month Term SOFR+310 basis points), 1/17/2033[3,4,6]	1,005,616
1,000,000	Series 2020-77A, Class ER, 11.457% (3-Month Term SOFR+613.16 basis points), 5/20/2034[3,4,6]	948,562
1,000,000	Series 2020-77A, Class FR, 13.177% (3-Month Term SOFR+785.16 basis points), 5/20/2034[3,4,6]	872,037
1,000,000	Series 2022-106A, Class D, 11.001% (3-Month Term SOFR+570 basis points), 10/15/2035[3,4,6]	1,012,146
	Dryden Euro CLO
1,000,000	Series 2013-29X, Class B2RE, 2.050%, 7/15/2032[3]	1,047,335
1,000,000	Series 2021-91X, Class D, 8.524% (3-Month Euribor+485 basis points), 4/18/2035[3,4]	1,089,634
1,250,000	Series 2021-103X, Class B2, 7.500%, 1/19/2036[3]	1,371,391
	Dryden Senior Loan Fund
2,500,000	Series 2013-30A, Class DR, 8.184% (3-Month Term SOFR+286.16 basis points), 11/15/2028[3,4,6]	2,500,089
1,000,000	Series 2013-30A, Class FR, 12.834% (3-Month Term SOFR+751.16 basis points), 11/15/2028[3,4,6]	914,441

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
750,000	Series 2014-36A, Class DR3, 9.253% (3-Month Term SOFR+395.16 basis points), 4/15/2029[3,4,6]	$751,564
963,000	Series 2014-36A, Class ER2, 12.443% (3-Month Term SOFR+714.16 basis points), 4/15/2029[3,4,6]	956,101
1,875,000	Series 2015-38A, Class DR, 8.563% (3-Month Term SOFR+326.16 basis points), 7/15/2030[3,4,6]	1,867,114
750,000	Series 2016-45A, Class DR, 8.713% (3-Month Term SOFR+341.16 basis points), 10/15/2030[3,4,6]	747,590
	Eaton Vance CLO Ltd.
1,575,000	Series 2015-1A, Class DR, 8.044% (3-Month Term SOFR+276.16 basis points), 1/20/2030[3,4,6]	1,579,594
500,000	Series 2014-1RA, Class E, 11.263% (3-Month Term SOFR+596.16 basis points), 7/15/2030[3,4,6]	485,160
1,500,000	Series 2013-1A, Class D3R, 12.363% (3-Month Term SOFR+706.16 basis points), 1/15/2034[3,4,6]	1,511,217
1,000,000	Series 2020-2A, Class ER, 12.063% (3-Month Term SOFR+676.16 basis points), 1/15/2035[3,4,6]	1,007,560
	Elmwood CLO Ltd.
1,000,000	Series 2019-2A, Class DR, 8.544% (3-Month Term SOFR+326.16 basis points), 4/20/2034[3,4,6]	1,007,159
2,500,000	Series 2022-1A, Class E, 11.632% (3-Month Term SOFR+635 basis points), 4/20/2035[3,4,6]	2,512,648
3,500,000	Series 2020-1A, Class AR, 6.783% (3-Month Term SOFR+146 basis points), 4/18/2037[3,4,6]	3,516,786
1,000,000	Series 2019-3A, Class A1RR, 6.701% (3-Month Term SOFR+138 basis points), 7/18/2037[3,4,6]	999,916
2,500,000	Series 2020-3A, Class ARR, 6.719% (3-Month Term SOFR+138 basis points), 7/18/2037[3,4,6]	2,499,843
	Flatiron CLO Ltd.
5,425,000	Series 2017-1A, Class SUB, 0.000%, 5/15/2030[3,6,7]	2,254,420
3,500,000	Series 2018-1A, Class SUB, 0.000%, 4/17/2031[3,6,7]	1,628,250
750,000	Series 2021-2A, Class E, 11.763% (3-Month Term SOFR+646.16 basis points), 10/15/2034[3,4,6]	757,200
1,000,000	Series 2020-1A, Class ER, 11.731% (3-Month Term SOFR+645 basis points), 5/20/2036[3,4,6]	1,003,516
1,000,000	Galaxy CLO Ltd. Series 2023-32A, Class E, 12.612% (3-Month Term SOFR+733 basis points), 10/20/2036[3,4,6]	1,036,156
1,000,000	Galaxy XXVI CLO Ltd. Series 2018-26A, Class F, 13.588% (3-Month Term SOFR+826.16 basis points), 11/22/2031[3,4,6]	964,595

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Generate CLO Ltd.
2,687,111	Series 2A, Class AR, 6.694% (3-Month Term SOFR+141.16 basis points), 1/22/2031[3,4,6]	$2,688,641
1,250,000	Series 2A, Class DR, 8.144% (3-Month Term SOFR+286.16 basis points), 1/22/2031[3,4,6]	1,255,757
750,000	Series 2A, Class F, 12.794% (3-Month Term SOFR+751.16 basis points), 1/22/2031[3,4,6]	754,300
1,000,000	Series 9A, Class E, 12.394% (3-Month Term SOFR+711.16 basis points), 10/20/2034[3,4,6]	1,002,532
2,000,000	Series 2023-11A, Class D, 11.033% (3-Month Term SOFR+575 basis points), 4/20/2035[3,4,6]	2,023,617
1,000,000	Series 3A, Class D2R, 10.182% (3-Month Term SOFR+490 basis points), 10/20/2036[3,4,6]	1,027,531
1,250,000	Series 7A, Class D1R, 9.282% (3-Month Term SOFR+400 basis points), 4/22/2037[3,4,6]	1,285,102
2,000,000	Gilbert Park CLO Ltd. Series 2017-1A, Class E, 11.963% (3-Month Term SOFR+666.16 basis points), 10/15/2030[3,4,6]	2,017,007
750,000	GoldenTree Loan Management EUR CLO DAC Series 5X, Class E, 8.938% (3-Month Euribor+525 basis points), 4/20/2034[3,4]	805,658
	GoldenTree Loan Management U.S. CLO Ltd.
1,000,000	Series 2019-5A, Class DRR, 0.000% (3-Month Term SOFR+280 basis points), 10/20/2032[3,4,6]	1,000,000
1,000,000	Series 2020-7A, Class FR, 13.294% (3-Month Term SOFR+801.16 basis points), 4/20/2034[3,4,6]	1,001,235
750,000	Series 2021-10A, Class F, 13.334% (3-Month Term SOFR+805.16 basis points), 7/20/2034[3,4,6]	745,396
1,000,000	Series 2021-9A, Class FR, 13.742% (3-Month Term SOFR+846 basis points), 4/20/2037[3,4,6]	1,008,551
1,000,000	Goldentree Loan Opportunities Ltd. Series 2016-12A, Class DR, 8.444% (3-Month Term SOFR+316.16 basis points), 7/21/2030[3,4,6]	999,683
1,500,000	GoldenTree Loan Opportunities Ltd. Series 2016-12A, Class ER, 10.944% (3-Month Term SOFR+566.16 basis points), 7/21/2030[3,4,6]	1,481,905
1,500,000	Golub Capital Partners CLO Ltd. Series 2024-74A, Class A, 6.815% (3-Month Term SOFR+150 basis points), 7/25/2037[3,4,6]	1,501,097
500,000	Greenwood Park CLO Ltd. Series 2018-1A, Class E, 10.513% (3-Month Term SOFR+521.16 basis points), 4/15/2031[3,4,6]	496,265

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Griffith Park CLO DAC Series 1X, Class DR, 9.350% (3-Month Euribor+552 basis points), 11/21/2031[3,4]	$1,082,294
	Grippen Park CLO Ltd.
4,000,000	Series 2017-1A, Class SUB, 0.000%, 1/20/2030[3,6,7]	944,000
1,000,000	Series 2017-1A, Class E, 11.244% (3-Month Term SOFR+596.16 basis points), 1/20/2030[3,4,6]	1,006,953
1,000,000	Hartwick Park CLO Ltd. Series 2023-1A, Class D, 9.782% (3-Month Term SOFR+450 basis points), 1/21/2036[3,4,6]	1,009,491
	Highbridge Loan Management Ltd.
850,000	Series 3A-2014, Class CR, 9.141% (3-Month Term SOFR+386.16 basis points), 7/18/2029[3,4,6]	855,855
1,250,000	Series 5A-2015, Class DRR, 8.713% (3-Month Term SOFR+341.16 basis points), 10/15/2030[3,4,6]	1,238,254
3,500,000	Series 12A-18, Class SUB, 0.000%, 7/18/2031[3,6,7]	697,704
	HPS Loan Management Ltd.
1,500,000	Series 8A-2016, Class DR, 8.444% (3-Month Term SOFR+316.16 basis points), 7/20/2030[3,4,6]	1,500,028
500,000	Series 8A-2016, Class ER, 11.044% (3-Month Term SOFR+576.16 basis points), 7/20/2030[3,4,6]	497,298
1,000,000	Series 13A-18, Class DR, 8.251% (3-Month Term SOFR+295 basis points), 10/15/2030[3,4,6]	1,000,611
1,500,000	Series 6A-2015, Class CR, 8.098% (3-Month Term SOFR+276.16 basis points), 2/5/2031[3,4,6]	1,503,278
2,000,000	Series 15A-19, Class ER, 12.082% (3-Month Term SOFR+680 basis points), 1/22/2035[3,4,6]	2,009,836
1,000,000	Invesco CLO Ltd. Series 2022-3A, Class D, 10.282% (3-Month Term SOFR+500 basis points), 10/22/2035[3,4,6]	1,013,295
750,000	LCM LP Series 18A, Class DR, 8.344% (3-Month Term SOFR+306.16 basis points), 4/20/2031[3,4,6]	731,757
	Magnetite Ltd.
1,000,000	Series 2018-20A, Class E, 10.894% (3-Month Term SOFR+561.16 basis points), 4/20/2031[3,4,6]	1,005,370
1,000,000	Series 2023-39A, Class D, 9.435% (3-Month Term SOFR+415 basis points), 10/25/2033[3,4,6]	1,005,437
750,000	Series 2022-35A, Class ER, 12.535% (3-Month Term SOFR+725 basis points), 10/25/2036[3,4,6]	768,524

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
800,000	Milos CLO Ltd. Series 2017-1A, Class ER, 11.694% (3-Month Term SOFR+641.16 basis points), 10/20/2030[3,4,6]	$804,001
657,165	MKS CLO Ltd. Series 2017-2A, Class E, 11.844% (3-Month Term SOFR+656.16 basis points), 1/20/2031[3,4,6]	657,165
	Morgan Stanley Eaton Vance CLO Ltd.
1,000,000	Series 2021-1A, Class E, 12.295% (3-Month Term SOFR+701.16 basis points), 10/20/2034[3,4,6]	1,005,035
1,250,000	Series 2022-16A, Class E, 12.151% (3-Month Term SOFR+685 basis points), 4/15/2035[3,4,6]	1,256,081
1,250,000	Series 2022-17A, Class E, 13.182% (3-Month Term SOFR+790 basis points), 7/20/2035[3,4,6]	1,270,019
1,000,000	Series 2022-18A, Class E, 13.782% (3-Month Term SOFR+850 basis points), 10/20/2035[3,4,6]	1,019,532
1,000,000	Series 2023-19A, Class E, 14.182% (3-Month Term SOFR+890 basis points), 7/20/2036[3,4,6]	1,053,543
750,000	Mountain View CLO Ltd. Series 2019-1A, Class DR, 9.503% (3-Month Term SOFR+420.16 basis points), 10/15/2034[3,4,6]	746,313
1,000,000	Mountain View Clo XV Ltd. Series 2019-2A, Class DR, 9.901% (3-Month Term SOFR+460 basis points), 7/15/2037[3,4,6]	999,926
5,000,000	Neuberger Berman CLO Ltd. Series 2015-20A, Class SUB, 0.000%, 7/15/2034[3,6,7]	1,757,921
	Neuberger Berman Loan Advisers CLO Ltd.
1,250,000	Series 2017-24A, Class E, 11.561% (3-Month Term SOFR+628.16 basis points), 4/19/2030[3,4,6]	1,256,225
1,250,000	Series 2024-55A, Class E, 11.823% (3-Month Term SOFR+650 basis points), 4/22/2038[3,4,6]	1,268,168
1,000,000	Series 2018-27A, Class D2R, 9.801% (3-Month Term SOFR+450 basis points), 7/15/2038[3,4,6]	999,943
1,175,000	Series 2018-27A, Class ER, 12.051% (3-Month Term SOFR+675 basis points), 7/15/2038[3,4,6]	1,174,904
1,000,000	Neuberger Berman Loan Advisers Euro CLO Series 2021-1X, Class D, 6.662% (3-Month Euribor+300 basis points), 4/17/2034[3,4]	1,087,171
1,000,000	New Mountain CLO Ltd. Series CLO-3A, Class E, 12.144% (3-Month Term SOFR+686.16 basis points), 10/20/2034[3,4,6]	1,008,796
	New Mountain CLO Ltd.
1,175,000	Series CLO-2A, Class E, 11.923% (3-Month Term SOFR+662.16 basis points), 4/15/2034[3,4,6]	1,185,088

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,500,000	Series CLO-1A, Class ER, 12.243% (3-Month Term SOFR+694.16 basis points), 10/15/2034[3,4,6]	$1,513,269
1,000,000	Series CLO-5A, Class E, 12.151% (3-Month Term SOFR+685 basis points), 4/20/2036[3,4,6]	1,007,533
500,000	Series CLO-4A, Class E, 13.432% (3-Month Term SOFR+815 basis points), 4/20/2036[3,4,6]	518,243
1,500,000	Newark BSL CLO 2 Ltd. Series 2017-1A, Class D, 11.846% (3-Month Term SOFR+656.16 basis points), 7/25/2030[3,4,6]	1,451,663
1,250,000	Newark BSL CLO Ltd. Series 2017-1A, Class CR, 8.696% (3-Month Term SOFR+341.16 basis points), 7/25/2030[3,4,6]	1,246,940
1,250,000	Oak Hill Credit Partners Ltd. Series 2014-10RA, Class D2R, 10.294% (3-Month Term SOFR+501.16 basis points), 4/20/2034[3,4,6]	1,263,308
	OCP CLO Ltd.
2,000,000	Series 2014-6A, Class CR, 8.747% (3-Month Term SOFR+346.16 basis points), 10/17/2030[3,4,6]	2,007,078
1,000,000	Series 2017-14A, Class C, 8.187% (3-Month Term SOFR+286.16 basis points), 11/20/2030[3,4,6]	1,003,047
2,050,000	Series 2014-5A, Class CR, 8.441% (3-Month Term SOFR+316.16 basis points), 4/26/2031[3,4,6]	2,050,713
500,000	Series 2020-8RA, Class D, 12.547% (3-Month Term SOFR+726.16 basis points), 1/17/2032[3,4,6]	503,541
2,500,000	Series 2020-18A, Class AR, 6.634% (3-Month Term SOFR+135.16 basis points), 7/20/2032[3,4,6]	2,503,219
1,250,000	Series 2020-18A, Class ER, 11.974% (3-Month Term SOFR+669.16 basis points), 7/20/2032[3,4,6]	1,259,377
1,700,000	Series 2019-16A, Class ER, 11.916% (3-Month Term SOFR+661.16 basis points), 4/10/2033[3,4,6]	1,699,240
1,000,000	Series 2016-12A, Class ER2, 12.429% (3-Month Term SOFR+715 basis points), 4/18/2033[3,4,6]	1,010,059
1,000,000	Series 2021-22A, Class D, 8.644% (3-Month Term SOFR+336.16 basis points), 12/2/2034[3,4,6]	1,003,758
1,000,000	Series 2023-28A, Class E, 13.686% (3-Month Term SOFR+840 basis points), 7/16/2036[3,4,6]	1,046,641
1,500,000	Series 2023-30A, Class E, 12.373% (3-Month Term SOFR+709 basis points), 1/24/2037[3,4,6]	1,532,008
1,000,000	Series 2024-32A, Class D2, 9.050%, 4/23/20373,6	1,022,971
1,750,000	Series 2024-32A, Class E, 12.086% (3-Month Term SOFR+676 basis points), 4/23/2037[3,4,6]	1,789,106
1,025,000	Series 2020-18A, Class A1R2, 0.000% (3-Month Term SOFR+137 basis points), 7/20/2037[3,4,6]	1,025,000

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,305,000	Series 2020-18A, Class ER2, 0.000% (3-Month Term SOFR+625 basis points), 7/20/2037[3,4,6]	$1,305,000
1,500,000	Series 2022-25A, Class A1R, 6.702% (3-Month Term SOFR+142 basis points), 7/20/2037[3,4,6]	1,500,375
	Octagon Investment Partners Ltd.
1,500,000	Series 2018-2A, Class C, 8.396% (3-Month Term SOFR+311.16 basis points), 7/25/2030[3,4,6]	1,491,273
1,805,000	Series 2013-1A, Class DR2, 8.046% (3-Month Term SOFR+276.16 basis points), 1/25/2031[3,4,6]	1,799,438
1,000,000	Series 2018-18A, Class C, 8.248% (3-Month Term SOFR+296.16 basis points), 4/16/2031[3,4,6]	994,713
750,000	Series 2020-1A, Class ER, 11.794% (3-Month Term SOFR+651.16 basis points), 7/20/2034[3,4,6]	728,693
1,000,000	OSD CLO Ltd. Series 2021-23A, Class E, 11.547% (3-Month Term SOFR+626.16 basis points), 4/17/2031[3,4,6]	1,004,754
	OZLM Ltd.
1,500,000	Series 2014-8A, Class DRR, 11.627% (3-Month Term SOFR+634.16 basis points), 10/17/2029[3,4,6]	1,500,985
1,500,000	Series 2017-21A, Class C, 8.214% (3-Month Term SOFR+293.16 basis points), 1/20/2031[3,4,6]	1,505,574
1,750,000	Series 2014-6A, Class CT, 7.924% (3-Month Term SOFR+263.84 basis points), 4/17/2031[3,4,6]	1,750,329
1,000,000	Series 2014-6A, Class DS, 11.597% (3-Month Term SOFR+631.16 basis points), 4/17/2031[3,4,6]	957,498
1,500,000	Series 2018-20A, Class C, 8.494% (3-Month Term SOFR+321.16 basis points), 4/20/2031[3,4,6]	1,492,483
1,000,000	Park Avenue Institutional Advisers CLO Ltd. Series 2018-1A, Class C, 8.874% (3-Month Term SOFR+359.16 basis points), 10/20/2031[3,4,6]	1,000,600
	Post CLO Ltd.
1,500,000	Series 2022-1A, Class E, 12.032% (3-Month Term SOFR+675 basis points), 4/20/2035[3,4,6]	1,507,380
2,000,000	Series 2023-1A, Class E, 13.182% (3-Month Term SOFR+790 basis points), 4/20/2036[3,4,6]	2,068,313
1,000,000	Series 2024-1A, Class E, 12.072% (3-Month Term SOFR+680 basis points), 4/20/2037[3,4,6]	1,020,765
750,000	PPM CLO Ltd. Series 2019-3A, Class ER, 12.157% (3-Month Term SOFR+687.16 basis points), 4/17/2034[3,4,6]	711,456
	Recette CLO Ltd.
1,000,000	Series 2015-1A, Class YRR, 0.100%, 4/20/2034[3,6]	27,230

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,750,000	Series 2015-1A, Class FRR, 14.014% (3-Month Term SOFR+873.16 basis points), 4/20/2034[3,4,6]	$1,633,751
	Regatta Funding Ltd.
1,882,500	Series 2018-4A, Class D, 12.046% (3-Month Term SOFR+676.16 basis points), 10/25/2031[3,4,6]	1,873,062
1,000,000	Series 2019-2A, Class E, 12.563% (3-Month Term SOFR+726.16 basis points), 1/15/2033[3,4,6]	1,012,038
3,500,000	Series 2016-1A, Class A1R2, 6.755% (3-Month Term SOFR+141.16 basis points), 6/20/2034[3,4,6]	3,504,261
1,000,000	Series 2016-1A, Class ER2, 12.005% (3-Month Term SOFR+666.16 basis points), 6/20/2034[3,4,6]	1,000,585
1,000,000	Series 2023-2A, Class D, 10.535% (3-Month Term SOFR+525 basis points), 1/25/2037[3,4,6]	1,026,052
1,000,000	Series 2017-1A, Class D1R, 9.025% (3-Month Term SOFR+370 basis points), 4/17/2037[3,4,6]	998,431
500,000	Series 2017-1A, Class D2R, 10.325% (3-Month Term SOFR+500 basis points), 4/17/2037[3,4,6]	508,105
2,000,000	Series 2017-3A, Class AR, 6.809% (3-Month Term SOFR+148 basis points), 7/17/2037[3,4,6]	2,009,282
1,250,000	Series 2018-1A, Class ER, 12.052% (3-Month Term SOFR+675 basis points), 7/17/2037[3,4,6]	1,251,563
625,000	Riserva CLO Ltd. Series 2016-3A, Class FRR, 14.051% (3-Month Term SOFR+877.16 basis points), 1/18/2034[3,4,6]	565,467
1,500,000	RR15 Ltd. Series 2021-15A, Class C, 8.463% (3-Month Term SOFR+316.16 basis points), 4/15/2036[3,4,6]	1,501,855
1,000,000	Shackleton CLO Ltd. Series 2013-4RA, Class C, 8.433% (3-Month Term SOFR+313.16 basis points), 4/13/2031[3,4,6]	995,912
	Signal Peak CLO Ltd.
5,121,212	Series 2017-4A, Class SUB, 0.000%, 10/26/2034[3,6,7]	1,382,340
1,000,000	Series 2018-5A, Class D1R, 9.485% (3-Month Term SOFR+420 basis points), 4/25/2037[3,4,6]	1,031,963
	Sound Point CLO Ltd.
2,500,000	Series 2017-3A, Class C, 8.544% (3-Month Term SOFR+326.16 basis points), 10/20/2030[3,4,6]	2,493,166
1,000,000	Series 2018-2A, Class D, 8.541% (3-Month Term SOFR+326.16 basis points), 7/26/2031[3,4,6]	969,173
1,500,000	Series 2019-1A, Class DR, 9.044% (3-Month Term SOFR+376.16 basis points), 1/20/2032[3,4,6]	1,445,274

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2019-3A, Class DR, 9.046% (3-Month Term SOFR+376.16 basis points), 10/25/2034[3,4,6]	$955,249
1,000,000	Symphony CLO Ltd. Series 2016-18A, Class DR, 8.795% (3-Month Term SOFR+351.16 basis points), 7/23/2033[3,4,6]	997,115
	TCI-Flatiron CLO Ltd.
1,000,000	Series 2016-1A, Class DR3, 8.286% (3-Month Term SOFR+300 basis points), 1/17/2032[3,4,6]	1,003,495
1,500,000	Series 2016-1A, Class ER3, 11.536% (3-Month Term SOFR+625 basis points), 1/17/2032[3,4,6]	1,514,543
1,000,000	Series 2018-1X, Class ER, 11.675% (3-Month Term SOFR+641.16 basis points), 1/29/2032[3,4]	1,005,327
1,000,000	Thayer Park CLO Ltd. Series 2017-1A, Class ER, 14.414% (3-Month Term SOFR+913.16 basis points), 4/20/2034[3,4,6]	961,569
	THL Credit Wind River CLO Ltd.
2,350,000	Series 2013-2A, Class DR, 8.491% (3-Month Term SOFR+321.16 basis points), 10/18/2030[3,4,6]	2,349,609
1,000,000	Series 2014-2A, Class DR, 8.463% (3-Month Term SOFR+316.16 basis points), 1/15/2031[3,4,6]	998,009
2,500,000	TRESTLES CLO Ltd. Series 2017-1A, Class A1RR, 6.739% (3-Month Term SOFR+146 basis points), 7/25/2037[3,4,6],8	2,500,000
	Trinitas CLO Ltd.
2,000,000	Series 2023-25A, Class D1, 10.283% (3-Month Term SOFR+500 basis points), 1/23/2037[3,4,6]	2,061,748
2,000,000	Series 2024-29A, Class A1, 6.799% (3-Month Term SOFR+149 basis points), 7/23/2037[3,4,6]	2,001,207
1,602,693	Upland CLO Ltd. Series 2016-1A, Class A1AR, 6.564% (3-Month Term SOFR+128.16 basis points), 4/20/2031[3,4,6]	1,603,721
1,000,000	Verdelite Static CLO Ltd. Series 2024-1A, Class D, 8.144% (3-Month Term SOFR+285 basis points), 7/20/2032[3,4,6]	999,687
	Voya CLO Ltd.
500,000	Series 2013-1A, Class CR, 8.513% (3-Month Term SOFR+321.16 basis points), 10/15/2030[3,4,6]	502,153
1,000,000	Series 2014-1A, Class CR2, 8.341% (3-Month Term SOFR+306.16 basis points), 4/18/2031[3,4,6]	999,644
1,500,000	Series 2018-3A, Class D, 8.563% (3-Month Term SOFR+326.16 basis points), 10/15/2031[3,4,6]	1,501,894

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,500,000	Series 2016-3A, Class CR, 8.791% (3-Month Term SOFR+351.16 basis points), 10/18/2031[3,4,6]	$2,489,356
1,000,000	Series 2020-3A, Class ER, 11.944% (3-Month Term SOFR+666.16 basis points), 10/20/2034[3,4,6]	992,464
1,000,000	Series 2019-4A, Class ER, 12.273% (3-Month Term SOFR+697.16 basis points), 1/15/2035[3,4,6]	987,545
1,000,000	Series 2022-1A, Class E, 12.752% (3-Month Term SOFR+747 basis points), 4/20/2035[3,4,6]	1,004,910
1,125,000	Series 2022-3A, Class ER, 13.282% (3-Month Term SOFR+800 basis points), 10/20/2036[3,4,6]	1,172,727
1,500,000	Voya Euro CLO DAC Series 1X, Class B2NE, 2.100%, 10/15/2030[3]	1,579,575
750,000	Wind River CLO Ltd. Series 2014-3A, Class DR2, 8.944% (3-Month Term SOFR+366.16 basis points), 10/22/2031[3,4,6]	745,903
	Total Asset-Backed Securities
	(Cost $303,506,060)	302,730,707
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
203,000	DBUBS Mortgage Trust Series 2011-LC3A, Class PM2, 5.098%, 5/10/2044[3,6,7]	156,716
1,882,935	GS Mortgage Securities Corp Trust Series 2012-BWTR, Class A, 2.954%, 11/5/2034[3,6]	1,551,556
500,000	WFLD Mortgage Trust Series 2014-MONT, Class D, 3.755%, 8/10/2031[3,6,7]	255,000
750,000	Worldwide Plaza Trust Series 2017-WWP, Class F, 3.596%, 11/10/2036[6,7]	59,063
	Total Commercial Mortgage-Backed Securities
	(Cost $2,762,581)	2,022,335
	CORPORATE — 5.1%
	BASIC MATERIALS — 0.4%
700,000	Nobian Finance B.V. 3.625%, 7/15/2026[3]	746,588
700,000	SCIL USA Holdings LLC 5.375%, 11/1/2026[3,6]	684,724
		1,431,312
	COMMUNICATIONS — 1.4%
750,000	Altice Financing S.A. 5.000%, 1/15/2028[3,5,6]	599,713
810,000	Cable One, Inc. 1.125%, 3/15/2028[9]	613,251

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS (Continued)
665,000	Global Switch Finance B.V. 1.375%, 10/7/2030[3]	$652,788
307,000	LCPR Senior Secured Financing DAC 6.750%, 10/15/2027[3,5,6]	286,456
1,175,000	Midcontinent Communications / Midcontinent Finance Corp. 5.375%, 8/15/2027[3,6]	1,157,256
700,000	Scripps Escrow, Inc. 5.875%, 7/15/2027[3,6]	487,417
795,000	Summer BC Bidco B LLC 5.500%, 10/31/2026[3,6]	781,871
781,000	Zegona Finance PLC 8.625%, 7/15/2029[3,5,6]	798,622
		5,377,374
	CONSUMER, CYCLICAL — 1.1%
500,000	BCPE Ulysses Intermediate, Inc. 7.750%, 4/1/2027[3,6,10]	483,239
625,000	Clarios Global LP / Clarios US Finance Co. 8.500%, 5/15/2027[3,5,6]	630,838
800,000	Deuce Finco Plc 5.500%, 6/15/2027[3]	988,070
460,000	Everi Holdings, Inc. 5.000%, 7/15/2029[3,6]	455,988
700,000	Hanesbrands, Inc. 4.875%, 5/15/2026[3,6]	686,305
900,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.375%, 9/30/2026[3,6]	886,820
		4,131,260
	CONSUMER, NON-CYCLICAL — 0.8%
800,000	Albion Financing 1 SARL / Aggreko Holdings, Inc. 6.125%, 10/15/2026[3,5,6]	791,044
950,000	CAB SELAS 3.375%, 2/1/2028[3]	956,142
1,000,000	Chrome Holdco SAS 5.000%, 5/31/2029[3]	715,301
750,000	Cidron Aida Finco Sarl 5.000%, 4/1/2028[3]	756,265
		3,218,752
	ENERGY — 0.7%
300,000	Murray Energy Corp. 11.250%, 10/17/2027*,3,6,8,11	—

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
775,000	Nabors Industries Ltd. 7.500%, 1/15/2028[3,5,6]	$762,075
975,000	Star Holding LLC 8.750%, 8/1/2031[3,6]	961,613
975,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 5.500%, 1/15/2028[3,6]	941,544
		2,665,232
	FINANCIAL — 0.3%
500,000	Acrisure LLC / Acrisure Finance, Inc. 7.500%, 11/6/2030[3,6]	507,794
750,000	Howden UK Refinance PLC 8.125%, 2/15/2032[3,5,6]	748,552
		1,256,346
	INDUSTRIAL — 0.2%
800,000	Trivium Packaging Finance B.V. 8.500%, 8/15/2027[3,5,6]	786,005
	TECHNOLOGY — 0.2%
900,000	Virtusa Corp. 7.125%, 12/15/2028[3,6]	853,708
	Total Corporate
	(Cost $19,817,795)	19,719,989
	Total Bonds
	(Cost $326,086,436)	324,473,031

Number of Contracts
	PURCHASED OPTION CONTRACTS — 0.0%
	PUT OPTIONS — 0.0%
725	SPDR S&P Regional Banking ETF Exercise Price: $45.00, Notional Amount: $3,262,500, Expiration Date: September 20, 2024*	6,525
	Total Put Options
	(Cost $168,220)	6,525
	Total Purchased Option Contracts
	(Cost $168,220)	6,525

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 9.1%
34,914,579	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 5.11%[12,13]	$34,914,579
	Total Short-Term Investments
	(Cost $34,914,579)	34,914,579
	TOTAL INVESTMENTS — 112.0%
	(Cost $431,268,367)	429,772,567
	Liabilities in Excess of Other Assets — (12.0)%	(45,939,165)
	TOTAL NET ASSETS — 100.0%	$383,833,402

EUR – Euro

*	Non-income producing security.
[1]	Local currency.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.
[4]	Floating rate security.
[5]	Foreign security denominated in U.S. Dollars.
[6]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $304,272,167 which represents 79.27% of total net assets of the Fund.
[7]	Variable rate security.
[8]	The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
[9]	Convertible security.
[10]	Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.
[11]	Security is in default.
[12]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $2,073,058, which represents 0.54% of total net assets of the Fund.
[13]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

SWAP CONTRACTS

CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Rating(a) (Moody's/ S&P)	Pay/(b) Receive Fixed Rate	Fixed/Rate Frequency	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
J.P. Morgan
Renault SA
CDS EUR SR 5Y		Pay	1%/Quarterly	6/20/29	$5,000,000	$111,633	$(21,939)	$89,694
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$111,633	$(21,939)	$89,694

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s and Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at July 31, 2024.

(b)	If Palmer Square Opportunistic Income Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Opportunistic Income Fund is receiving a fixed rate,Palmer Square Opportunistic Income Fund acts as guarantor of the variable instrument.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2024

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At July 31, 2024	Unrealized Appreciation (Depreciation)
EUR	JP Morgan	EUR per USD	9/12/2024	(3,968,750)	$(4,296,382)	$(4,303,964)	$(7,582)
EUR	JP Morgan	EUR per USD	9/25/2024	(641,000)	(688,557)	(695,571)	(7,014)
EUR	JP Morgan	EUR per USD	10/10/2024	(5,140,000)	(5,575,861)	(5,582,167)	(6,306)
EUR	JP Morgan	EUR per USD	10/24/2024	(7,700,000)	(8,384,903)	(8,368,145)	16,758
EUR	JP Morgan	EUR per USD	5/8/2025	(2,000,000)	(2,178,984)	(2,192,247)	(13,263)
					$(21,124,687)	$(21,142,094)	$(17,407)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(21,124,687)	$(21,142,094)	$(17,407)

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of July 31, 2024

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	78.9%
Corporate	5.1%
Commercial Mortgage-Backed Securities	0.5%
Total Bonds	84.5%
Bank Loans	18.4%
Purchased Option Contracts
Put Options	0.0%
Total Purchased Option Contracts	0.0%
Short-Term Investments	9.1%
Total Investments	112.0%
Liabilities in Excess of Other Assets	(12.0)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2024

Assets:
Investments, at value (cost $431,100,147)	$429,766,042
Purchased options contracts, at value (cost $168,220)	6,525
Foreign currency, at value (cost $1,399,139)	1,400,652
Cash	3,985,800
Cash held at broker for securities sold short and swap contracts	273,856
Receivables:
Investment securities sold	743,380
Fund shares sold	566,668
Premiums paid on open swap contracts	111,633
Interest	2,379,567
Prepaid legal fees	66,701
Prepaid commitment fees	53,940
Prepaid expenses	56,825
Total assets	439,411,589

Liabilities:
Payables:
Unrealized depreciation on open swap contracts	21,939
Investment securities purchased	16,670,386
Funds borrowed	38,250,000
Unrealized depreciation on forward foreign currency exchange contracts	17,407
Advisory fees	318,260
Shareholder servicing fees (Note 6)	52,751
Fund accounting and administration fees	68,093
Transfer agent fees and expenses	41,999
Custody fees	23,629
Commitment fees payable (Note 11)	29,345
Trustees' fees and expenses	22,802
Auditing fees	19,700
Legal fees	13,273
Interest on borrowings	7,165
Accrued other expenses	21,438
Total liabilities	55,578,187

Net Assets	$383,833,402

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$381,241,904
Total distributable earnings (accumulated deficit)	2,591,498
Net Assets	$383,833,402

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$383,833,402
Shares of beneficial interest issued and outstanding	21,228,168
Redemption price per share	$18.08

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended July 31, 2024

Investment Income:
Interest	$39,594,782
Dividends	7,441
Total investment income	39,602,223

Expenses:
Advisory fees	3,151,055
Shareholder servicing fees (Note 6)	371,087
Fund accounting and administration fees	335,733
Transfer agent fees and expenses	176,643
Custody fees	42,851
Interest on borrowings (Note 11)	2,359,421
Commitment fees (Note 11)	434,584
Legal fees	180,293
Trustees' fees and expenses	102,495
Registration fees	61,478
Miscellaneous	41,572
Shareholder reporting fees	38,998
Brokerage expense	25,133
Auditing fees	20,024
Interest on securities sold short	15,915
Insurance fees	7,229
Total expenses	7,364,511
Fees paid indirectly (Note 3)	(5,863)
Net expenses	7,358,648
Net investment income (loss)	32,243,575

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(152,314)
Securities sold short	(59,613)
Forward contracts	606,320
Swap contracts	140,481
Foreign currency transactions	11,411
Net realized gain (loss)	546,285
Net change in unrealized appreciation (depreciation) on:
Investments	12,641,281
Purchased options contracts	(161,695)
Forward contracts	(705)
Swap contracts	(21,939)
Foreign currency translations	12,592
Net change in unrealized appreciation (depreciation)	12,469,534
Net realized and unrealized gain (loss)	13,015,819

Net Increase (Decrease) in Net Assets from Operations	$45,259,394

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended July 31, 2024	For the Year Ended July 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$32,243,575	$25,351,757
Net realized gain (loss) on investments, securities sold short, forward contracts, swap contracts and foreign currency	546,285	(1,731,419)
Net change in unrealized appreciation (depreciation) on investments, purchased options contracts, forward contracts, swap contracts, and foreign currency	12,469,534	10,147,269
Net increase (decrease) in net assets resulting from operations	45,259,394	33,767,607

Distributions to Shareholders:
Total distributions to shareholders	(30,127,100)	(25,717,484)

Capital Transactions:
Net proceeds from shares sold	151,549,688	82,925,106
Reinvestment of distributions	5,432,697	7,144,423
Cost of shares redeemed	(78,660,060)	(69,122,337)
Net increase (decrease) in net assets from capital transactions	78,322,325	20,947,192

Total increase (decrease) in net assets	93,454,619	28,997,315

Net Assets:
Beginning of period	290,378,783	261,381,468
End of period	$383,833,402	$290,378,783

Capital Share Transactions:
Shares sold	8,533,422	4,994,540
Shares reinvested	309,564	436,791
Shares redeemed	(4,505,494)	(4,156,523)
Net increase (decrease) in capital share transactions	4,337,492	1,274,808

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended July 31, 2024

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$45,259,394
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(280,534,940)
Sales of long-term portfolio investments	185,567,892
Purchased options contracts	(168,220)
Proceeds from securities sold short	3,394,404
Cover short securities	(3,458,977)
Purchase of short-term investments, net	(6,172,853)
Return of capital dividends received	1,309,155
Increase in foreign currency	(1,294,711)
Decrease in cash held by broker	174,757
Decrease in investment securities sold receivable	1,401,513
Increase in premiums paid on open swap contracts	(111,633)
Increase in interest receivable	(402,024)
Decrease in prepaid expenses	112,925
Increase in investment securities purchased	13,289,918
Increase in advisory fees payable	85,590
Increase in shareholder servicing fees payable	24,080
Increase in accrued expenses payable	4,313
Net amortization on investments	(2,193,647)
Net realized gain	(2,209,889)
Net change in unrealized appreciation/depreciation	(12,456,942)
Net cash used for operating activities	(58,379,895)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	152,281,702
Cost of shares redeemed	(78,660,060)
Dividends paid to shareholders, net of reinvestments	(24,694,403)
Draw on line of credit	9,000,000
Repayments on line of credit	(500,000)
Net cash provided by (used for) financing activities	57,427,239

Net decrease in cash	(952,656)

Cash:
Beginning of period	4,938,456
End of period	$3,985,800

Non cash financing activities not included herein consist of $5,432,697 of reinvested dividends.

Cash paid for interest on securities sold short during the period was $41,572.

Cash paid for interest on borrowings during the period was $2,357,636.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.19	$16.74	$18.86	$16.82	$18.64
Income from Investment Operations:
Net investment income (loss)[1]	1.82	1.56	1.08	1.02	1.14
Net realized and unrealized gain (loss)	0.78	0.48	(1.95)	1.95	(1.82)
Total from investment operations	2.60	2.04	(0.87)	2.97	(0.68)
Less Distributions:
From net investment income	(1.71)	(1.56)	(0.90)	(0.93)	(1.14)
From net realized gains	-	(0.03)	(0.35)	-	-
Total distributions	(1.71)	(1.59)	(1.25)	(0.93)	(1.14)

Net asset value, end of period	$18.08	$17.19	$16.74	$18.86	$16.82

Total return[2]	15.82%	13.04%	(4.96)%	17.96%	(3.36)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$383,833	$290,379	$261,381	$213,306	$213,535

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[3]	2.34%	2.28%	1.50%	1.50%	1.62%
After fees waived and expenses absorbed/recovered[3]	2.34%	2.28%	1.50%	1.57%	1.69%

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered	10.23%	9.34%	5.98%	5.63%	6.70%
After fees waived and expenses absorbed/recovered	10.23%	9.34%	5.98%	5.56%	6.63%

Senior Securities
Total borrowings (000's omitted)	$38,250	$29,750	$13,000	$-	$-
Asset coverage per $1,000 unit of senior indebtedness [4]	$11,035	$10,761	$21,106	$-	$-

Portfolio turnover rate	59%	53%	82%	111%	153%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If brokerage expense, commitment fees, interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.90%, 0.87%, 0.09%, 0.07%, and 0.19%, for the years ended July 31, 2024, 2023, 2022, 2021, and 2020, respectively.
[4]	As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

July 31, 2024

Note 1 – Organization

The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on May 1, 2014, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Shares of the Fund are being offered on a continuous basis (the “Shares”). The Fund commenced operations on August 29, 2014. The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”) per Share. Subject to applicable law and approval of the Board of Trustees of the Fund (the “Board” or “Board of Trustees”), the Fund will seek to conduct such quarterly repurchase offers typically for between 5-10% of the Fund’s outstanding Shares at NAV per Share. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Consolidation of Subsidiary

On June 2, 2022, PSOIX Funding I LLC (“PSOIX SPV”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of PSOIX SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of July 31, 2024, the total net assets of the PSOIX SPV were $22,952,466 or approximately 5.98% of the Fund’s total net assets.

(b) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, or as required. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At July 31, 2024, such collateral is denoted in the Fund’s Consolidated Statement of Assets and Liabilities. Also, in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At July 31, 2024, these segregated margin deposit accounts are denoted in the Fund’s Consolidated Statement of Assets and Liabilities.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

(f) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund did not enter into any transactions in written swaptions contracts for the year ended July 31, 2024.

(g) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

(i) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(j) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(k) Bank Loans

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

(l) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2024, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m) Distributions to Shareholders

The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(n) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Note 3 – Investment Advisory and Other Agreements

The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest on borrowings, commitment fees relating to borrowings, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2024, and it may be terminated before that date only by the Fund’s Board of Trustees.

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Fund has recovered all previously available expenses.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended July 31, 2024, are reported on the Consolidated Statement of Operations.

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended July 31, 2024, the total fees reduced by earning credits were $5,863. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Consolidated Statement of Operations.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

Note 4 – Federal Income Taxes

At July 31, 2024, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$431,505,952

Gross unrealized appreciation	$9,803,553
Gross unrealized depreciation	(11,536,938)

Net unrealized appreciation (depreciation) on investments	$(1,733,385)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$ 1,106	$ (1,106)

As of July 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,321,723
Undistributed long-term capital gains	-
Accumulated earnings (deficit)	4,431,723

Accumulated capital and other losses	-
Unrealized appreciation (depreciation) on investments	(1,571,691)
Unrealized appreciation (depreciation) on foreign currency translations, forwards, swaps, and options contracts	(158,534)
Total accumulated earnings (deficit)	$2,591,498

The fund utilized $910,632 of its capital loss carryforwards during the year ended July 31, 2024.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

The tax character of distributions paid during the fiscal years ended July 31, 2024 and July 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$30,127,100	$25,164,403
Net long-term capital gains	-	553,081
Total taxable distributions	30,127,100	25,717,484
Total distributions paid	$30,127,100	$25,717,484

The Palmer Square Opportunistic Income Fund designates $0 as a long-term capital gain distribution.

Note 5 – Investment Transactions

For the year ended July 31, 2024, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts, swaption contracts and swap contracts, were $279,592,562 and $184,931,162, respectively. Proceeds from securities sold short and cover short securities were $3,394,404 and $3,458,977, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended July 31, 2024, shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2024, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$70,378,432	$-	$70,378,432
Bonds
Asset-Backed Securities	-	300,230,707	2,500,000	302,730,707
Commercial Mortgage-Backed Securities	-	2,022,335	-	2,022,335
Corporate*	-	19,719,989	-	19,719,989
Short-Term Investments	34,914,579	-	-	34,914,579
Total Investments	34,914,579	392,351,463	2,500,000	429,766,042
Purchased Option Contracts	6,525	-	-	6,525
Total Investments and Purchased Option Contracts	$34,921,104	$392,351,463	$2,500,000	$429,772,567
Total Assets	$34,921,104	$392,351,463	$2,500,000	$429,772,567

Liabilities
Other Financial Instruments**
Forward Contracts	-	17,407	-	17,407
Credit Default Swap Contracts	-	21,939	-	21,939
Total Liabilities	$-	$39,346	$-	$39,346

*	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Consolidated Schedule of Investments.

**	Other financial instruments are derivative instruments, such as forward contracts and swap contracts. Forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance July 31, 2023	$980,000
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	(1,046,641)
Total realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	66,641
Net purchases	2,500,000
Return of Capital	-
Net sales	-
Balance as of July 31, 2024	$2,500,000

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2024:

Asset Class	Fair Value at 7/31/2024	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Asset-Backed Securities	$2,500,000	Market Approach	Precedent Transaction	$100.00	N/A	Increase
Corporate Bond	$-	Asset Approach	Expected Remaining Proceeds	$0.00	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of July 31, 2024 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Assets
Purchased option contracts, at fair value	$-	$6,525	$-	$6,525
	$-	$6,525	$-	$6,525
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$-	$-	$17,407	$17,407
Unrealized depreciation on open swap contracts	21,939	-	-	21,939
	$21,939	$-	$17,407	$39,346

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on Derivatives
Swap contracts	$140,481	$-	$-	$140,481
Forward contracts	-	-	606,320	606,320
	$140,481	$-	$606,320	$746,801

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased option contracts	$-	$(161,695)	$-	$(161,695)
Forward contracts	-	-	(705)	(705)
Swap contracts	(21,939)	-	-	(21,939)
	$(21,939)	$(161,695)	$(705)	$(184,339)

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

The notional amount is included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of July 31, 2024 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Credit default swap contracts	Notional amount	$1,700,000
Equity contracts	Purchased option contracts	Notional amount	652,500
Foreign exchange contracts	Forward contracts	Notional amount	(18,859,250)

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

			Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on open swap contracts – liability payable	J.P. Morgan	$21,939	$-	(21,939)	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

Note 11 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 10% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the Wall Street Journal Prime rate minus 50bps, with a minimum rate of 6.00%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.25% per annum. The commitment fees for the year ended July 31, 2024 were $18,935. The Fund did not borrow under the line of credit agreement during the year ended July 31, 2024.

PSOIX SPV has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with Bank of America, n.a. The Fund is permitted to borrow up to $75,000,000 under the Facility. The purpose of the Facility is to provide financing for investment purposes. Loans under the Facility may be base rate loans or SOFR loans. Base rate loans will bear interest at the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate in effect for such day (c) SOFR published on such day by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source) plus 0.10% and (d) 0.00%. SOFR loans bear interest at the rate of 1.40% plus the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York. The Facility requires the payment of 1.30% on the First Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, $0; on and after the five-month anniversary of the closing date, the greater of $0 and an amount equity to 70% of the aggregate commitments minus total outstanding loans). The facility also requires the payment of 0.50% on the Second Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, aggregate commitments minus total outstanding loans; on and after the five-month anniversary of the closing date, the aggregate commitments minus the greater of total outstanding loans and 70% of the aggregate commitments). The Fund paid $187,500 to Lender as an upfront fee in connection with this Credit Agreement. Such amount is shown as Prepaid commitment fees in the Consolidated Statement of Assets and Liabilities, and it is being amortized over a three-year period from the date of payment. For the year ended July 31, 2024, the average daily balance outstanding and weighted average interest rate were $34,472,678 and 6.84%, respectively. The commitment fees and interest on borrowings for year July 31, 2024 were $415,649 and $2,359,421, respectively. As of July 31, 2024, the outstanding line of credit balance was $38,250,000. The maximum amount borrowed was $38,250,000 on June 27, 2024 through July 31, 2024.

Note 12 – Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there is no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of Palmer Square Capital Management, LLC (the “Advisor”) or Foreside Fund Services, LLC (the “Distributor”) or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Advisor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV outstanding shares of the Fund. The results of the repurchase offers conducted for the year ended July 31, 2024 are as follows:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 14, 2023	August 9, 2023	August 9, 2023	$17.34	1,993,740.979	$34,571,468.58	11.52%
October 13, 2023	November 8, 2023	November 8, 2023	$17.31	1,626,499.585	$28,154,707.82	9.49%
January 12, 2024	February 7, 2024	February 7, 2024	$17.94	302,538.08	$5,427,532.40	1.75%
April 12, 2024	May 3, 2024	May 3, 2024	$18.03	582,715.026	$10,506,351.92	3.02%

Note 13 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Consolidated Statement of Assets and Liabilities. As of July 31, 2024, the Fund had no unfunded loan commitments outstanding.

Note 14 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 15 – New Accounting Pronouncements and Regulatory Updates

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2024

Note 16 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on September 20, 2024, to shareholders of record on September 19, 2024 as follows:

Long-Term Capital Gain	Short-Term Capital Gain	Income
$-	$-	$0.36991

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of the Palmer Square Opportunistic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the consolidated schedule of investments, as of July 31, 2024, the related consolidated statement of operations and the consolidated statement of cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of July 31, 2024, the results of its consolidated operations and consolidated cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 27, 2024

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee and Chairperson of the Board	Indefinite; Trustee since August 2014; Chairperson since February 2019	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Palmer Square Funds Trust (includes 3 portfolios).
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Palmer Square Funds Trust (includes 3 portfolios).
Christopher C. Nelson (born 1974) Trustee	Indefinite; Trustee Since February 2024	Wealth Advisor, SeaCrest Wealth Management (2018-Present).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Palmer Square Funds Trust (includes 3 portfolios).

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Jeffrey Fox (born 1975) President and Treasurer	Indefinite; President since April 2020 and Treasurer since March 2017	President (March 2020 – present) and Managing Director (April 2013 – present), Palmer Square Capital Management LLC.	N/A	N/A
Scott Betz (born 1977) Chief Compliance Officer	Indefinite; Since April 2018

Chief Operating Officer, Palmer Square Capital Management, LLC (March 2018 – present). Chief Compliance Officer, Palmer Square Capital Management, LLC (March 2018 – March 2021). Chief Operating Officer, Scout Investments, (December 2010 – March 2018). Chief Compliance Officer, Scout Investments (May 2016 – January 2018).

			N/A	N/A
Stacy Brice (born 1980) Secretary	Indefinite; Since November 2019

Chief Compliance Officer (March 2021 – present) and Legal Counsel (August 2019 – present), Palmer Square Capital Management, LLC. Vice President of Compliance, Palmer Square Capital Management, LLC (August 2019 – March 2021). Deputy Chief Compliance Officer, LibreMax Capital (January 2017 – May 2019), and Senior Compliance Officer, LibreMax Capital (September 2015 – January 2017). Compliance Officer, Glade Brook Capital Partners, LLC (March 2012 – September 2015).

			N/A	N/A

The address for the Trustees and officers is 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205.

Palmer Square Opportunistic Income Fund

EXPENSE EXAMPLE

For the Six Months Ended July 31, 2024 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2024 to July 31, 2024.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/24	7/31/24	2/1/24-7/31/24
Actual Performance	$1,000.00	$1,056.00	$11.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.58	$11.36

*	Expenses are equal to the Fund’s annualized expense ratio of 2.27% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

Palmer Square Opportunistic Income Fund

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files its complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Opportunistic Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial expert” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Ms. Megan Webber. The audit committee financial expert is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

		FYE 7/31/2024	FYE 7/31/2023
(a)	Audit Fees	$17,200	$17,000
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$2,700	$2,700
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2024	FYE 7/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

		FYE 7/31/2024	FYE 7/31/2023
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

●	In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain -the fund’s complete proxy voting record.

●	Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

Christopher D. Long, Angie K. Long and Taylor R. Moore are jointly and primarily responsible for the day to day management of the Fund. Mr. Long and Ms. Long have managed the Fund since it commenced operations on August 29, 2014, and Mr. Moore has managed the Fund since December 1, 2019.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

Taylor R. Moore, CFA. Prior to joining Palmer Square, Taylor worked at JPMorgan Chase & Co. in New York and Delaware. Taylor was an integral part of the firm’s North American foreign exchange business serving as Associate Product Controller. In particular, Taylor played a key role in all financial operations and management of JPMorgan’s Forward and Spot foreign exchange trading desks. He began his career at JPMorgan as part of the firm’s Corporate Development Program, a two year selective leadership development program. Prior to JPMorgan Chase & Co., Taylor worked at Frontier Investment Bank, a boutique investment bank based out of Kansas City. He is also a CFA ® charterholder.

(a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2024:

			With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher D. Long
Registered Investment Companies:	4	$1,141	0	$0
Other pooled investment vehicles:	59	$28,001	54	$25,747
Other accounts:	86	$2,503	0	$0

Angie K. Long, CFA
Registered Investment Companies:	5	$1,299	0	$0
Other pooled investment vehicles:	59	$28,001	54	$25,747
Other accounts:	60	$2,489	0	$0

Taylor R. Moore, CFA
Registered Investment Companies:	3	$291	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Portfolio Manager Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

(a)(3) Portfolio Managers’ Compensation as of July 31, 2024.

The portfolio managers receive a fixed base salary. Each portfolio manager is an equity owner of the firm and shares in the firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Christopher D. Long	None
Angie K. Long, CFA	None
Taylor R. Moore, CFA	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not have any Securities Lending Activities during the period covered by the report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2022 . Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2015.

(a)(2) Not Applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022. Filed herewith.

(a)(3)(1) None.

(a)(3)(2) There was no change in the registrant’s independent public accountant during the reporting period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Principal Executive Officer Treasurer and Principal Financial Officer

Date	10/8/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Principal Executive Officer Treasurer and Principal Financial Officer

Date	10/8/24